As filed with the Securities and Exchange Commission on June 20, 2013

Investment Company Act File No. 811-7840; Securities Act File No. 33-65632

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

POST-EFFECTIVE AMENDMENT No. 67  ☒

and/or

REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No. 70  ☒

SCHRODER SERIES TRUST

875 Third Avenue, 22nd Floor, New York, New York 10022
(212) 641-3800

Carin F. Muhlbaum, Esq.
Schroder Investment Management North America Inc.
875 Third Avenue, 22nd Floor,
New York, New York 10022

Copies to:

Timothy W. Diggins, Esq.
Ropes & Gray LLP
Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

It is proposed that this filing will become effective (check appropriate box):

☐                                    Immediately upon filing pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☒                                  On June 21, 2013 pursuant to paragraph (b)

☐                                    On (date) pursuant to paragraph (a)(1)

☐                                    On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐                                    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment is being filed to include a prospectus and statement of additional information relating to Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund, two series of Schroder Series Trust. Except as otherwise specifically indicated, the amendment does not delete or supersede any prospectus or statement of additional information in any prior post-effective amendment.

The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

PROSPECTUS

June 21, 2013

Fixed Income Funds

SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND

  Investor Shares (STWLX)

SCHRODER BROAD TAX-AWARE VALUE BOND FUND

  Investor Shares (STWTX)

Schroder Long Duration Investment-Grade Bond Fund seeks to achieve a total return that exceeds that of the Fund's benchmark, the Barclays U.S. Long Government/Credit Bond Index.

Schroder Broad Tax-Aware Value Bond Fund seeks to achieve a total return that exceeds that of the Fund's benchmark, a composite index composed of the Merrill Lynch Large Cap Municipal Securities Index (75%) and the Barclays U.S. Long Government Bond Index (25%), on an after-tax basis.

Shares of each Fund are being offered through this Prospectus only after the closing of the acquisition by Schroder Long Duration Investment-Grade Bond Fund of the assets of STW Long Duration Investment-Grade Bond Fund, a series of The Advisors' Inner Circle Fund II, and the acquisition by Schroder Broad Tax-Aware Value Bond Fund of the assets of STW Broad Tax-Aware Value Bond Fund, a series of The Advisors' Inner Circle Fund II (together with STW Long Duration Fund, the "Predecessor Funds") pursuant to an Agreement and Plan of Reorganization dated May 3, 2013 (the "Fund Mergers"). Each of the Predecessor Funds had been advised by STW Fixed Income Management LLC ("STW") since their inception on October 3, 2011, and on April 2, 2013, Schroder U.S. Holdings Inc., the parent company of Schroder Investment Management North America Inc. ("Schroders") acquired all outstanding interests in STW. Because the Funds had no investment operations prior to the closing of the Fund Mergers, and based on the similarity of the Funds to the Predecessor Funds, each Predecessor Fund is treated as the survivor of the relevant Fund Merger for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Funds for periods prior to the date of this Prospectus is that of the Predecessor Funds.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully. Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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SUMMARY INFORMATION ABOUT THE FUNDS

Schroder Long Duration Investment-Grade Bond Fund

Investment Objective: The Fund seeks to achieve a total return that exceeds that of the Fund's benchmark, the Barclays US Long Government/Credit Bond Index.

Fees and Expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor Shares
Management Fees	0.33%
Other Expenses(1)	0.64%
Total Annual Fund Operating Expenses	0.97%
Less: Expense Reimbursement(2)	(0.51)%
Net Annual Fund Operating Expenses	0.46%

(1)  Other expenses are based on estimated amounts for the Fund's first fiscal year.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through November 29, 2014 to pay or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's Investor Shares, exceed 0.46% of Investor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in Investor Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 year	3 years	5 years	10 years
Investor Shares (whether or not shares are redeemed)	$47	$204	$434	$1,094

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. For the period from October 3, 2011 to July 31, 2012, the Fund's portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated, investment-grade fixed income debt instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed income debt instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Schroders serves as the investment adviser for the Fund and is responsible for oversight of the Fund's sub-adviser, STW, which provides day-to-day portfolio management of the Fund. The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by STW to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in US dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, STW seeks to maintain an effective portfolio duration that is within +/- 1 year of the duration of the Fund's benchmark, the Barclays U.S. Long Government/Credit Bond Index. As of September 30, 2012, the effective duration of the Barclays U.S. Long Government/Credit Bond Index was 14.8 years. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

STW's decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, STW assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, STW also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Interest Rate Risk: fixed income, or debt, securities may decline in value due to changes in interest rates, extended duration of principal payments at below-market interest rate, or prepayment. Interest rate risk is generally greater for investments with longer durations or maturities;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  Rating Agencies Risk: ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in which the Fund invests;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  "To Be Announced" Transactions Risk: default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States and investing in such securities involves interest rate, extension and mortgage and asset-backed securities risks;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The performance shown here is that of STW Long Duration Investment-Grade Bond Fund, a series of The Advisors' Inner Circle Fund II (the "Predecessor Fund") which merged into the Fund on the date of this Summary Prospectus. Because the Fund had no investment operations prior to the closing of the merger, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the merger for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to the date of this Summary Prospectus is that of the Predecessor Fund.

The following bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance with that of a broad-based market index. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

  Highest and Lowest
  Quarter Returns
  (for periods shown in
  the bar chart)

Highest	Lowest
9/30/12	12/31/12
5.77%	1.89%

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	Since Inception (10/3/2011)
Investor Shares – Return Before Taxes	16.61%	15.13%
Investor Shares – Return After Taxes on Distributions	14.32%	12.75%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	11.00%	11.63%
Barclays U.S. Long Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	8.78%	7.62%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – STW Fixed Income Management LLC ("STW")

Portfolio Managers –
William H. Williams, Portfolio Manager, has managed the Fund since its inception.

Edward H. Jewett, Portfolio Manager, has managed the Fund since its inception.

Richard A. Rezek Jr., CFA, Portfolio Manager, has managed the Fund since its inception.

Andrew B.J. Chorlton, CFA, Portfolio Manager, has managed the Fund since its inception.

Neil G. Sutherland, CFA, Portfolio Manager, has managed the Fund since its inception.

Julio C. Bonilla, CFA, Portfolio Manager, has managed the Fund since its inception.

Purchase and Sale of Fund Shares. Investor Shares are intended primarily for purchase directly from the Fund. Investor Shares may also be sold through certain fund networks or other financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment in the

Fund for Investor Shares is $250,000 and the minimum subsequent investment is $1,000. Minimums may be waived or modified under certain circumstances by Schroders or by Schroders' arrangement with your financial intermediary. Please consult your financial intermediary for more information. You may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 8507, Boston, MA 02266) or by calling BFDS. If your shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary. Generally, purchase and redemption requests received in good order will be processed at the net asset value (NAV) next calculated after the request is received.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Broad Tax-Aware Value Bond Fund

Investment Objective: The Fund seeks to achieve a total return that exceeds that of the Fund's benchmark, a composite index composed of the BofA Merrill Lynch U.S. Municipal Large Cap Index (75%) and the Barclays U.S. Long Government Bond Index (25%), on an after-tax basis.

Fees and Expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor Shares
Management Fees	0.33%
Other Expenses(1)	0.45%
Total Annual Fund Operating Expenses	0.78%
Less: Expense Reimbursement(2)	(0.32)%
Net Annual Fund Operating Expenses	0.46%

(1)  Other expenses are based on estimated amounts for the Fund's first fiscal year.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through November 29, 2014 to pay or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's Investor Shares, exceed 0.46% of Investor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investor Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 year	3 years	5 years	10 years
Investor Shares (whether or not shares are redeemed)	$47	$183	$369	$905

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. For the period from October 3, 2011 to July 31, 2012, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated, investment-grade fixed income debt instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed income debt instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Schroders serves as the investment adviser for the Fund and is responsible for oversight of the Fund's sub-adviser, STW, which provides day-to-day portfolio management of the Fund. The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by the STW to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in US dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, STW seeks to maintain an effective portfolio duration that is within +/- 1 year of the duration of the Fund's benchmark, a composite index composed of the BofA Merrill Lynch U.S. Municipal Large Cap Index (75%) and the Barclays U.S. Long Government Bond Index (25%). STW calculates the duration for the benchmark by applying an adjustment to the municipal portion of the composite index. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any. In seeking to achieve the Fund's investment objective, STW employs a tax-aware investing strategy that attempts to realize a total return that exceeds that of the Fund's benchmark for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. STW allocates the Fund's assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category. At times, the Fund's investments in municipal securities may be substantial depending on STW's outlook on the market. In particular, the Fund may invest more than 25% of its total assets in municipal securities of issuers in California, New York and Texas.

It is important to understand that the Fund is not a tax-exempt fund and may make both taxable and tax-exempt distributions to shareholders. Among the techniques and strategies used by STW in seeking the tax-efficient management of the Fund are the following: investing in municipal securities, the interest from which is exempt from federal income tax (but not necessarily the federal alternative minimum tax ("AMT") or state income tax); investing in taxable securities where after-tax valuation is favorable; attempting to minimize net realized short-term capital gain; and employing a long-term approach to investing. When making investment decisions for the Fund, STW takes into consideration the maximum federal tax rates.

STW's decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, STW assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships.

In addition to the foregoing, as part of its tax-aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Interest Rate Risk: fixed income, or debt, securities may decline in value due to changes in interest rates, extended duration of principal payments at below-market interest rate, or prepayment. Interest rate risk is generally greater for investments with longer durations or maturities;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  Rating Agencies Risk: ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in which the Fund invests;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  "To Be Announced" Transactions Risk: default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States and investing in such securities involves interest rate, extension and mortgage and asset-backed securities risks;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

  Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of bond issuers. A portion of the Fund's income may be taxable to shareholders subject to the federal alternative minimum tax.

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance; and

•  State-Specific Risk: As the Fund may invest more than 25% of its total assets in municipal securities of issuers in California, New York and Texas, it is subject to the risk that the economies of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing significantly in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

Performance Information. The performance shown here is that of STW Broad Tax-Aware Value Bond Fund, a series of The Advisors' Inner Circle Fund II (the "Predecessor Fund") which merged into the Fund on the date of this Summary Prospectus. Because the Fund had no investment operations prior to the closing of the merger, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the merger for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to the date of this Summary Prospectus is that of the Predecessor Fund.

The following bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance with that of a broad-based market index. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

  Highest and Lowest
  Quarter Returns
  (for periods shown in
  the bar chart)

Highest	Lowest
9/30/12	12/31/12
4.29%	1.35%

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	Since Inception (10/3/2011)
Investor Shares – Return Before Taxes	12.11%	11.94%
Investor Shares – Return After Taxes on Distributions	11.74%	11.56%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	8.79%	10.32%
BofA Merrill Lynch U.S. Municipal Large Cap Index	9.44%	9.54%
Custom Benchmark* (reflects no deduction for fees, expenses or taxes)	8.07%	7.82%

*  The Fund compares its performance to that of a custom benchmark, consisting of the BofA Merrill Lynch U.S. Municipal Large Cap Index (75%) and the Barclays U.S. Long Government Bond Index (25%), on an after-tax basis.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – STW Fixed Income Management LLC ("STW")

Portfolio Managers –
William H. Williams, Portfolio Manager, has managed the Fund since its inception.

Edward H. Jewett, Portfolio Manager, has managed the Fund since its inception.

Richard A. Rezek Jr., CFA, Portfolio Manager, has managed the Fund since its inception.

Andrew B.J. Chorlton, CFA, Portfolio Manager, has managed the Fund since its inception.

Neil G. Sutherland, CFA, Portfolio Manager, has managed the Fund since its inception.

Julio C. Bonilla, CFA, Portfolio Manager, has managed the Fund since its inception.

Purchase and Sale of Fund Shares. Investor Shares are intended primarily for purchase directly from the Fund. Investor Shares may also be sold through certain fund networks or other financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares. The minimum initial investment in the Fund for Investor Shares is $250,000 and the minimum subsequent investment is $1,000. Minimums may be waived or modified under certain circumstances by Schroders or by Schroders' arrangement with your financial intermediary. Please consult your financial intermediary for more information. You may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual

Funds (P.O. Box 8507, Boston, MA 02266) or by calling BFDS. If your shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary. Generally, purchase and redemption requests received in good order will be processed at the net asset value (NAV) next calculated after the request is received.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

PRINCIPAL INVESTMENT STRATEGIES OF AND ADDITIONAL PERFORMANCE INFORMATION ABOUT THE FUNDS

SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND

Investment Objective. The Fund seeks to achieve a total return that exceeds that of the Fund's benchmark, the Barclays U.S. Long Government/Credit Bond Index.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in US dollar-denominated, investment-grade fixed income debt instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed income debt instruments" include bonds, debt securities and other similar instruments issued by various US and non-US public- or private-sector entities.

Schroders serves as the investment adviser for the Fund and is responsible for oversight of the Fund's sub-adviser, STW, which provides day-to-day portfolio management of the Fund. The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the US Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by the Schroders and/or STW, the Fund's sub-adviser, to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in US dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, Schroders and/or STW seek to maintain an effective portfolio duration that is within +/- 1 year of the duration of the Fund's benchmark, the Barclays US Long Government/Credit Bond Index. As of September 30, 2012, the effective duration of the Barclays US Long Government/Credit Bond Index was 14.8 years. The Fund's effective duration may vary over time depending on market and economic conditions. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

Schroders' and/or STW's decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, Schroders and/or STW assess an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, Schroders and/or STW also consider a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors Schroders and/or STW consider when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark. The Fund may have substantially different sector and security weightings than the benchmark and may hold securities not included in the benchmark.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with that of a broad-based market index.

Shares of the Fund are being offered only after the closing of the acquisition by the Fund of the assets of STW Long Duration Investment-Grade Bond Fund, a series of The Advisors' Inner Circle Fund II (the "Predecessor Fund") pursuant to an Agreement and Plan of Reorganization dated May 3, 2013 (the "Fund Merger"). The Predecessor Fund had been advised by STW since its inception on October 3, 2011, and on April 2, 2013, Schroder U.S. Holdings Inc., the parent company of Schroders, acquired all outstanding interests in STW. Because the Fund had no investment operations prior to the closing of the Fund Merger, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the Fund Merger for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to the date of this Prospectus is that of the Predecessor Fund.

SCHRODER BROAD TAX-AWARE VALUE BOND FUND

Investment Objective. The Fund seeks to achieve a total return that exceeds that of the Fund's benchmark, a composite index composed of the BofA Merrill Lynch Large Cap Municipal Large Cap Index (75%) and the Barclays US Capital Long Government Bond Index (25%), on an after-tax basis.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in US dollar-denominated, investment-grade fixed income debt instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed income debt instruments" include bonds, debt securities and other similar instruments issued by various US and non-US public- or private-sector entities.

Schroders serves as the investment adviser for the Fund and is responsible for oversight of the Fund's sub-adviser, STW, which provides day-to-day portfolio management of the Fund. The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the US Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by the Schroders and/or STW to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in US dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, Schroders and/or STW seek to maintain an effective portfolio duration that is within +/- 1 year of the duration of the Fund's benchmark, a composite index composed of the BofA Merrill Lynch US Municipal Large Cap Index (75%) and the Barclays US Long Government Bond Index (25%). Schroders and/or STW calculate the duration for the benchmark by applying an adjustment to the municipal portion of the composite index. Since Schroders and/or STW believe tax-exempt municipal bond prices are less sensitive to changes in the general level of interest rates than taxable securities, Schroders and/or STW adjust the duration of the BofA Merrill Lynch US Municipal Large Cap Index by multiplying by a factor of 0.7. As of September 30, 2012, the effective duration of the composite index after Schroders' and/or STW's adjustment was 8.8 years. The Fund's effective duration may vary over time depending on market and economic conditions. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any. In seeking to achieve the Fund's investment objective, Schroders and/or STW employ a tax-aware investing strategy that attempts to realize a total return that exceeds that of the Fund's benchmark for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. Schroders and/or STW allocate the Fund's assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category. At times, the Fund's investments in municipal securities may be substantial depending on Schroders' and/or STW's outlook on the market. In particular, the Fund may invest more than 25% of its total assets in municipal securities of issuers in California, New York and Texas.

It is important to understand that the Fund is not a tax-exempt fund and may make both taxable and tax-exempt distributions to shareholders. Among the techniques and strategies used by Schroders and/or STW in seeking the tax-efficient management of the Fund are the following: investing in municipal securities, the interest from which is exempt from federal income tax (but not necessarily the federal alternative minimum tax ("AMT") or state income tax); investing in taxable securities where after-tax valuation is favorable; attempting to minimize net realized short-term capital gain; and employing a long-term approach to investing. When making investment decisions for the Fund, Schroders and/or STW take into consideration the maximum federal tax rates.

Schroders' and/or STW's decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, Schroders and/or STW assesse an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, Schroders and/or STW also consider a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors Schroders and/or STW consider when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark. The Fund may have substantially different sector and security weightings than the benchmark and may hold securities not included in the benchmark.

In addition to the foregoing, as part of its tax-aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with that of a broad-based market index.

Shares of the Fund are being offered only after the closing of the acquisition by the Fund of the assets of STW Broad Tax-Aware Value Bond Fund, a series of The Advisors' Inner Circle Fund II (the "Predecessor Fund") pursuant to an Agreement and Plan of Reorganization dated May 3, 2013 (the "Fund Merger"). The Predecessor Fund had been advised by STW since its inception on October 3, 2011, and on April 2, 2013, Schroder U.S. Holdings Inc., the parent company of Schroders, acquired all outstanding interests in STW. Because the Fund had no investment operations prior to the closing of the Fund Merger, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the Fund Merger for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to the date of this Prospectus is that of the Predecessor Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

A Fund may not achieve its objective. The following provides more detail about the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its investment return. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in this Prospectus or under "Investment Restrictions" in the Funds' Statement of Additional Information ("SAI"), or by applicable law, a Fund may engage in each of the practices described below.

•  Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

•  Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities.

If a security has been rated by more than one nationally recognized statistical rating organization, a Fund's adviser will consider the highest rating for the purposes of determining whether the security is of "investment grade." A Fund considers whether a security is of "investment grade" only at the time of purchase. A Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund. A Fund may invest in securities that are not rated by a nationally recognized statistical rating organization (such as Moody's, Standard & Poor's, or Fitch), but the credit quality will be determined by the adviser.

Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

•  Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in which the Fund invests.

•  Inflation/Deflation Risk. Inflation risk is the risk that a Fund's assets or income from a Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

•  Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk (as described above under "Interest Rate Risk"), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk (as described above under "Credit Risk" and below under "Liquidity Risk"). Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund's investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell.

•  "To Be Announced" Transactions Risk. A Fund may purchase securities in "to be announced" ("TBA") transactions. TBA transactions are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.

•  U.S. Government Securities Risk. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Although Fannie Mae and Freddie Mac are, as of the date of this Prospectus, under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under

"Mortgage-Backed and Asset-Backed Securities Risk"), extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

•  Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, including emerging market securities, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may be highly volatile and difficult to value.

•  Municipal Securities Risk. There may be economic, political or regulatory changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or non-compliant conduct of bond issuers. A portion of the Fund's income may be taxable to shareholders subject to the federal alternative minimum tax.

•  Foreign Securities Risk. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to a Fund's investments in foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, the Fund's adviser or sub-adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or character of the Fund's distributions.

•  Frequent Trading/Portfolio Turnover Risk. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, such as commissions, bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. During periods when a Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced.

•  State-Specific Risk. The Schroder Broad Tax-Aware Value Bond Fund is subject to state-specific risk. The Fund may invest more than 25% of its total assets in municipal securities of issuers in California, New York and Texas. The Fund is subject to the risk that the economies of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing significantly in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely. The STW Broad Tax-Aware Value Bond Fund is also subject to this principal risk.

NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Principal Investment Strategies section above, each Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Funds' adviser or sub-adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Funds' adviser and sub-adviser.

•  Short Sales. A Fund may sell a security short when the Fund's adviser or sub-adviser anticipates that the price of the security will decline. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund "closes" the short position. A short position will result in a loss if the market price of the security in question increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

•  Securities Loans and Repurchase Agreements. A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. A Fund may enter into securities loans and repurchase agreements as a way to recognize additional current income on securities that it owns.

•  Temporary Defensive Strategies. At times, the Funds' adviser or sub-adviser may judge that conditions in the securities markets make pursuing a Fund's investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund's adviser or sub-adviser may, but is not required to, take temporary "defensive" positions that are inconsistent with a Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In implementing these defensive strategies, the Fund would invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund's adviser or sub-adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

•  Other Investments. A Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

•  Securities in Default. Securities that are in default are subject generally to the risks described above under "Principal Risks of Investing in the Fund – High-Yield/Junk Bonds Risk," and offer little or no prospect for the payment of the full amount of unpaid principal and interest.

•  Percentage Investment Limitations. Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment, including the requirements that each Fund normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated, investment-grade fixed income debt instruments. An investment by a Fund would not be considered to violate a percentage limitation unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References in the discussion of the Funds' investment policies above to 80% of a Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by a Fund for investment purposes.

•  Private Placements and Restricted Securities. A Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Fund's adviser or sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. A Fund's sale of such private placement investments may also be restricted under securities laws. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. In the event that the Trustees, or persons designated by the Trustees, determine that a security is "readily marketable," and a Fund is not able to sell such security at the price that such persons anticipate, the Fund's net asset value will decrease.

•  When-Issued, Delayed Delivery, and Forward Commitment Transactions. The Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by a Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

MANAGEMENT OF THE FUNDS

Schroder Series Trust (the "Trust") is governed by a Board of Trustees. The Board of Trustees of the Trust has retained Schroder Investment Management North America Inc. ("Schroders") to serve as each Fund's adviser and to manage the investments of each Fund. Subject to the oversight of the Board of Trustees, Schroders also manages each Fund's other affairs and business.

STW Fixed Income Management LLC ("STW"), a wholly-owned subsidiary of Schroder U.S. Holdings Inc., the parent company of Schroders, has been engaged by Schroders to act as sub-adviser responsible for portfolio management of each Fund. It is anticipated that at such time as STW's operations are integrated with Schroders, such subadvisory engagement shall no longer be necessary.

Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the Funds and as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, Schroders' ultimate parent, is a global asset management company with approximately $327 billion under management as of September 30, 2012. Schroders plc and its affiliates (the "Schroders organization") have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 330 portfolio managers and analysts covering the world's investment markets.

STW is a Delaware limited liability company that, as a limited liability company and in its predecessor corporate forms, has provided investment advisory services since 1985. As of September 30, 2012, STW had approximately $11.9 billion in assets under management.

•  Management Fees. For the fiscal year ended July 31, 2012, each of the following Funds paid aggregate management fees, net of applicable expense limitations, for investment management services to STW at the following annual rates (based on each Fund's average daily net assets): Schroder Long Duration Investment-Grade Bond Fund: 0.00%; Schroder Broad Tax-Aware Value Bond Fund: 0.01%. Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund will pay advisory fees to Schroders at the annual rate of 0.33%, subject to reduction under applicable expense limitations.

As compensation for STW's services as sub-adviser, Schroders pays to STW the following percentages of the investment advisory fees Schroders actually receives from Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund (after expense reimbursements or fee waivers).

Fund	Percentage of Fees Paid to STW
Schroder Long Duration Investment-Grade Bond Fund	50%
Schroder Broad Tax-Aware Value Bond Fund	50%

A discussion regarding the basis for the Trustees' approval of the investment management agreements for the Funds will be available in the Funds' next annual or semi-annual report to shareholders.

•  Expense Limitations. In order to limit the expenses of the shares of certain Funds, the Funds' adviser has contractually agreed through November 29, 2014 for each Fund to pay or reimburse the applicable Fund for expenses to the extent that the Total Annual Fund Operating Expenses of a Fund (other than Acquired Fund Fees and Expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) exceed the annual rate (based on the average daily net assets attributable to each Fund) of 0.46%.

•  Portfolio Management. The following portfolio managers at STW have primary responsibility for making investment decisions for the respective Funds. Each portfolio manager's recent professional experience is also shown. The Funds' SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and each portfolio manager's ownership of securities in the respective Fund.

NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
William H. Williams	Portfolio Manager	Inception

Mr. Williams is Chief Executive Officer and Chief Investment Officer of STW. He has been STW's Chief Investment Officer since the firm's inception. Prior to forming his own firm in 1985, Mr. Williams was an owner of Starbuck, Tisdale & Williams.

Edward H. Jewett	Portfolio Manager	Inception

Mr. Jewett joined STW in 1988 and has 35 years of investment experience. Prior to joining STW, he spent seven years at Kidder, Peabody & Company where he was a Partner and Manager of the International Fixed Income Department for North America. Prior to that, Mr. Jewett was a corporate bond trader at Dillon Read & Company.

Richard A. Rezek Jr., CFA	Portfolio Manager	Inception

Mr. Rezek joined STW in 2002 and has 27 years of investment experience. Prior to joining STW, he spent seven years as Vice President and Portfolio Manager at Loomis Sayles. Before that, he was Vice President and Portfolio Manager at Duff & Phelps.

Andrew B.J. Chorlton, CFA	Portfolio Manager	Inception

Mr. Chorlton joined STW in 2007 and has 15 years of investment experience. Before coming to STW, he spent six years as a Senior Fixed Income Manager with AXA Investment Managers. Prior to that, Mr. Chorlton was a Portfolio Manager with Citigroup Asset Management.

Neil G. Sutherland, CFA	Portfolio Manager	Inception

Mr. Sutherland joined STW in 2008 and has 15 years of investment experience. Previously, he spent seven years at AXA Investment Managers, where he held the position of Senior Fixed Income Manager. Before that, Mr. Sutherland was part of Newton Investment Group's Global Fixed Income Team

Julio C. Bonilla, CFA	Portfolio Manager	Inception

Mr. Bonilla joined STW in 2010 and has 15 years of investment experience. Prior to joining STW, Mr. Bonilla spent ten years with Wells Capital Management, where he held the title of Senior Portfolio Manager.

HOW THE FUNDS' SHARES ARE PRICED

Each Fund calculates the net asset value per share of its class of shares by dividing the total value of its assets, less its liabilities, by the number of shares that are outstanding. Each Fund values its shares as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Exchange is currently closed on weekend days and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities for which market quotations are readily available are valued at current market value in accordance with the Trust's valuation procedures. Securities for which market values are not readily available, or for which Schroders believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, IPOs, or securities whose values may have been affected by a particular event), are valued by Schroders at their fair values pursuant to procedures adopted by the Board of Trustees. It is possible that fair value prices will be used by a Fund to a significant extent. The value determined for an investment using the Funds' fair value guidelines may differ from recent market prices for the investment. Certain securities are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries. Market quotations are not readily available for many bonds (excluding most U.S. Treasury securities), certain preferred stocks, tax-exempt securities and certain foreign securities. Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services.

Debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities. Such methodologies generally consider such factors as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Trust's primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust's fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less will normally be valued at their amortized cost, which generally approximates market value.

Unlisted equity securities for which market quotations are readily available generally are valued at the most recently reported mid-market price. Options, including options on indices, traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. On days when there is excessive volume or market volatility, the settlement price may not be available at the time at which the Funds calculate their net asset values. On such days, the best available price (which is typically the last sales price) may be used to value the Funds' futures positions. Options not traded on a securities exchange or board of trade for which "over-the-counter" market quotations are readily available are valued at the most recently reported mid-market price. Swaps held by the Funds are valued primarily using valuations from independent pricing services; if a swap valuation cannot be obtained from a pricing service, Schroders may value the swap based on broker quotations, or if no broker quotations are available, from the swap counterparty or by reference to daily quoted values for the indices or securities upon which the swap is valued. In the absence of the above, the Schroders' Pricing Committee (the "Committee") will determine an appropriate method of valuation, subject to the

Trust's fair value procedures. The Committee is comprised of officers of the Funds, portfolio managers of the applicable Fund, and other responsible personnel of Schroders.

The values of foreign currencies, foreign securities, and of forward foreign currency contracts whose values are calculated in a foreign currency are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar based on rates provided by an independent source. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of a Fund's shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. The Funds may invest in foreign securities that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated and when shares may not be purchased or redeemed. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

Each Fund's investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee pursuant to guidelines adopted by the Board of Trustees, and under the ultimate oversight of the Board of Trustees.

TYPES OF SHARES AVAILABLE

Investor Shares are offered in this Prospectus. The Trust sells shares of the Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable Fund. You also receive the full value of your shares when you sell them back to the Funds, without any deferred sales charge (although a redemption fee may apply).

The costs of managing and administering a Fund are spread among shareholders. These operating costs cover such things as investment management, shareholder servicing, custody, auditing, administrative and transfer agency expenses, and fees and expenses of Trustees.

Investor Shares are not subject to a Rule 12b-1 fee.

The chart below summarizes the features of Investor Shares. This chart is only a general summary, and you should read the description of the Funds' expenses in the "Fees and Expenses" section of this Prospectus. You should also consider the effects of any available sales load waivers.

	Minimum Initial/Subsequent Purchase Amount		Maximum Purchase Amount	Maximum Initial Sales Charge (Load)	Maximum Contingent Deferred Sales Load	Annual 12b-1 Fee
Investor Shares	$250,000/$1,000	(1)	None	None	None	None

(1)  A $100 minimum subsequent purchase amount applies for automatic investment plans.

The Trust may, in its sole discretion, waive the minimum initial or subsequent investment amounts for share purchases by an employee of Schroders, any of its affiliates or a financial intermediary authorized to sell shares of a Fund, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

The Trust may suspend the offering of Fund shares for any period of time.

Investor Shares are intended primarily for investors making a minimum initial investment of $250,000 and purchasing directly from a Fund. Investor Shares may also be sold through certain fund networks or other financial intermediaries that have arrangements with Schroders or Schroder Fund Advisors LLC ("SFA"), subject to the minimums of such fund networks or financial intermediaries.

HOW TO BUY SHARES

The Trust, through its distributor, SFA, sells Investor Shares of its Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable Fund. You may purchase Investor Shares of each Fund by completing the Account Application that accompanies this prospectus, and sending payment by check or wire as described below. You may be eligible to purchase Investor Shares through certain fund networks or other financial intermediaries that have arrangements with Schroders or SFA. Please contact your financial intermediary for more information.

Acceptance of your purchase request may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

Each Fund sells its shares at their net asset value next determined after receipt of your purchase request in good order. (A purchase request is in good order if it meets the requirements set out below and in the Account Application, is properly communicated to the Fund, and otherwise meets the requirements implemented from time to time by the Funds' transfer agent or the Fund.) In order for you to receive a Fund's next determined net asset value, the Fund, BFDS, or the financial intermediary must receive your request before the close of trading on the Exchange (normally 4:00 p.m., Eastern Time), and, in the case of a request furnished to a financial intermediary or its designee, the request must subsequently be communicated properly to the Fund. For requests sent by regular mail, there may be a delay between the time the request reaches the P.O. Box and the time of a Fund's receipt of the request, which may affect the NAV at which the request is processed. The Trust reserves the right to reject any request to purchase shares of any of its Funds. The Trust generally expects to inform any persons that their purchase request has been rejected within 24 hours.

The Funds do not issue share certificates.

The Trust may suspend the offering of shares of its Funds for any period of time. The Trust may change any investment minimum from time to time.

Purchases by check. You may purchase shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase shares of two or more Funds, make your check payable to Schroder Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Funds whose shares you are purchasing. Schroder Mutual Funds will not accept third-party checks or starter checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL	OVERNIGHT OR EXPRESS MAIL
Schroder Mutual Funds P.O. Box 8507 Boston, MA 02266-8507	Boston Financial Data Services c/o Schroder Mutual Funds ste 8507 30 Dan Road Canton, MA 02021-2809

For initial purchases, a completed Account Application must accompany your check.

Purchases by bank wire. If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

ABA No.: 011000028
Attn: Schroder Mutual Funds
DDA No.: 9904-650-0
FBO: Account Registration
A/C: Mutual Fund Account Number
Name of Fund

BFDS will not process your purchase until it receives the wired funds.

Automatic purchases. You can make regular investments of $100 or more per month or quarter in Investor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108 ((617) 483-5000 from outside the United States).

Brokers and other financial institutions. You may also buy and exchange Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or SFA. The purchase and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or exchanging Investor Shares. Please consult a representative of your financial institution for further information. Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund.

Purchases in kind. Investors may purchase Investor Shares of a Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for Investor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for Investor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Investor Shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Funds value securities accepted by Schroders in the same manner as are the Funds' portfolio securities as of the time of the next determination of a Fund's net asset value. Although the Funds seek to determine the fair value of securities contributed to a Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Funds. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone BFDS at (800) 464-3108 ((617) 483-5000 from outside the United States), their Schroders client representative, or other financial intermediary.

Certain payments by Schroders or its affiliates. SFA, Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of a Fund. See "Payments to Financial Intermediaries" below. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information. In addition, employees of Schroders who are registered representatives of SFA may be more favorably compensated in respect of sales of some Funds than others; the identity of those Funds may change from time to time in Schroders' discretion. Those employees would have a financial incentive to promote the sales of those Funds for which they are more highly compensated.

HOW TO SELL SHARES

When you may redeem. You may sell your Investor Shares back to a Fund on any day the Exchange is open by sending a letter of instruction to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108 ((617) 483-5000 from outside the United States). Redemption requests will be priced at the net asset value next determined as of the end of the day when they are received in good order. Orders received after that time will receive the next day's net asset value. In order for you to receive a Fund's net asset value determined on any day, the Fund, BFDS, or the authorized broker or financial institution must receive your redemption request in good order before the close of trading on the Exchange (normally 4:00 p.m., Eastern Time), and, in the case of a request furnished to an authorized broker or financial institution or its designee, the request must subsequently be communicated properly to the Fund. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration, although in certain circumstances you may need to submit additional documentation to redeem your shares. A bank, broker-dealer, or certain other financial institutions must guarantee the signature(s) of all account holders if redemption proceeds are requested to be sent to an address or bank account other than the address or bank account on the account registration or if a redemption request is made within 30 days of a change of the account address or bank account. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. In certain circumstances, you may need to submit additional documentation to redeem your shares.

Each Fund intends to pay redemption proceeds (less any applicable redemption fee) promptly and in any event within seven days after the request for redemption is received in good order. Each Fund generally sends payment for shares on the business day after a request is received, although it may not always do so. In case of emergencies, each Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Investor Shares of a Fund by check, the Fund will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

You may also redeem and exchange Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or SFA. The redemption and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

For requests sent by regular mail, there may be a delay between the time the request reaches the P.O. Box and the time of a Fund's receipt of the request, which may affect the NAV at which the request is processed.

Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund.

Involuntary redemptions. If, because of your redemptions, your account balance for any of the Funds falls below a minimum amount set by the Trustees (presently $2,000), a Trust may choose to redeem the shares in the account and pay you for them. You will receive at least 30 days' written notice before the Trust redeems such shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares in an account if the account holds shares of the Funds above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

Suspension. The Trust may suspend the right of redemption of a Fund or postpone payment by a Fund during any period when: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists, making disposal of portfolio investments or determination of a Fund's net asset value not reasonably practicable.

Redemptions in kind. The Trusts may redeem shares in kind, but do not expect to do so under normal circumstances. If a Trust redeems your shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the prices of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. The Trust may pay redemption proceeds in any amount with respect to each Fund in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash.

General. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trusts generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures. In certain circumstances, you may need to submit additional documentation to redeem your shares.

EXCHANGES AND CONVERSIONS

You can exchange your Investor Shares of a Fund for Investor Shares of other funds in the Schroder family of funds at any time at their respective net asset values. The Trust would treat the exchange as a sale of your shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder Funds available for exchange and to exchange your shares, please call (800) 464-3108. (From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The Trust and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders will notify shareholders of any such change or suspension.

COST BASIS REPORTING

Upon the redemption, sale or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the Internal Revenue Service with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please visit the Funds' website www.schroderfunds.com or contact the Fund by calling (800) 464-3108, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their net investment income monthly and make distributions of their net realized capital gain, if any, at least annually. Each Fund reserves the right to declare dividends and make distributions more frequently in its discretion. The Funds make distributions from net capital gain after applying any available capital loss carryovers.

Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

You can choose from four distribution options:

•  Reinvest all distributions in additional shares of your class of your Fund;

•  Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares of your share class of your Fund;

•  For each Fund except Schroder North American Equity Fund, receive distributions from net investment income in additional shares of your share class of your Fund while receiving capital gain distributions in cash; or

•  Receive all distributions in cash.

You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in shares of your share class of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

If correspondence to a shareholder's address of record is returned, then, unless BFDS determines the shareholder's new address, BFDS will reinvest dividends and other distributions returned to it in the applicable Fund(s), and if the correspondence included checks, the checks will be canceled and re-deposited to the shareholder's account at then-current net asset value.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Excessive trading can hurt Fund performance, operations, and shareholders. The Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. Each Fund discourages, and does not accommodate, frequent purchases and redemptions of the Fund's shares to the extent Schroders believes that such trading is harmful to a Fund's shareholders, although a Fund will not necessarily prevent all frequent trading in its shares. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). The Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or Schroders believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to a Fund or its shareholders, although the Trust and Schroders have not established any maximum amount or number of such exchanges that may occur in any period (although it is possible that an intermediary may have number limitations). The Trust generally expects to inform any persons that their purchase has been rejected within 24 hours.

The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. The Trust or its distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trust regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trust as having engaged in trades that violate the Trust's "market timing" policies. The Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trust or Schroders would do so). Please see the applicable SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Funds or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Funds, or that the Funds or Schroders will be successful in limiting or eliminating such activities.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative, recordkeeping, and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks (including bank trust departments), retirement plan and qualified tuition program administrators, third-party administrators, and insurance companies.

SFA, Schroders, or any of their affiliates, may from time to time, from their own assets, make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or for distribution-related services.

In some cases, a financial intermediary may hold its clients' shares of the Funds in nominee or street name. Financial intermediaries may provide shareholder services, which may include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by SFA, Schroders, or their affiliates, or by a Fund to an intermediary is typically paid continually over time, during the period when the intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by SFA, Schroders, or their affiliates, or by a Fund to different financial intermediaries for distribution and/or shareholder services for the Funds varies. In most cases, the compensation will be paid at an annual rate ranging up to 0.45% (0.00% to 0.45%) of the value of the financial intermediary's clients' investments in the Funds. In addition, SFA, Schroders, or their affiliates may also pay financial intermediaries one-time charges for setting up access for the Funds on particular platforms, as well as transaction fees, or per position fees.

SFA or its affiliates, at their own expense and out of their own assets, also may provide other compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA").

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. A financial intermediary could also have an incentive to recommend a particular Fund or share class. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by SFA and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

TAXES

Taxes on dividends and distributions. For federal income tax purposes, distributions of investment income are generally taxed as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly reported by the Fund as capital gain dividends will be treated as long-term capital gains, includible in a shareholder's net capital gain and taxed to individuals at reduced rates. Distributions of gains from the sale of investments that a Fund owned for one year or less and certain other gains will be taxable as ordinary income. Distributions of investment income reported by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.Absent a specific statutory exemption, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). For taxable years of the Funds beginning before January 1, 2014, the Funds generally are not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported by the Funds in a written notice to shareholders. This exemption from withholding for interest-related dividends and short-term capital gain dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

Effective for taxable years beginning on or after January 1, 2013, a 3.8% Medicare contribution tax is imposed on the "net investment income" of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Taxes when you sell, redeem or exchange your shares. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in a Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

Foreign taxes. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's return on those securities would be decreased. The Funds generally do not expect to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Funds. In addition, investments in foreign securities may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

Derivatives. A Fund's use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders. Certain of a Fund's investments, including certain debt obligations and derivative contracts, may cause the Fund to recognize taxable income in excess of the cash generated by such obligations or contracts. Thus, a Fund could be required at times to liquidate other investments, including at times when it may not be advantageous to do so, in order to satisfy its distribution requirements.

Consult your tax advisor about other possible tax consequences. This is a summary of certain U.S. federal income tax consequences of investing in the Funds. Please see the Funds' SAI for more detailed tax information. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Funds.

DISCLOSURES OF FUND PORTFOLIO INFORMATION

Please see the Funds' SAI for a description of the Funds' policies and procedures regarding the persons to whom the Funds or Schroders may disclose a Fund's portfolio securities positions, and under which circumstances.

FINANCIAL HIGHLIGHTS

The financial highlights for the fiscal period ended July 31, 2012 are intended to help you understand the financial performance of the Funds for the period since their inception. All performance information shown for the Funds for the period prior to the date of this Prospectus is that of the Predecessor Funds. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment assuming reinvestment of all dividends and distributions.

The financial highlights for the period ended July 31, 2012 have been audited by Ernst & Young LLP, independent registered public accountant to the Predecessor Funds prior to the close of the Fund Mergers. The audited financial statements and the related independent registered public accountant's report are contained in the Predecessor Funds' 2012 Annual Report and the unaudited financial statements included in the Predecessor Funds' 2013 Semi-Annual Report are incorporated by reference into the Funds' SAI. Copies of the Predecessor Funds' 2012 Annual Report and 2013 Semi-Annual Report may be obtained without charge by writing the Funds at P.O. Box 8507, Boston, Massachusetts 02266, or by calling (800) 464-3108. The Predecessor Funds' 2012 Annual Report and 2013 Semi-Annual Report are also available on the following website: www.schroderfunds.com.

Financial Highlights

Through the Period Ended July 31

	Net Asset Value, Beginning of Period	Net Investment Income(2)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Operations	Net Investment Income	Net Realized Gains	Total Dividends and Distributions
STW Long Duration Investment-Grade Bond Fund
Six Months Ended January 31, 2013 (Unaudited)	$11.11	$0.23	$(0.23)	$—	$(0.23)	$(0.21)	$(0.44)
2012(1)	$10.00	$0.40	$1.23	$1.63	$(0.40)	$(0.12)	$(0.52)
STW Broad Tax-Aware Value Bond Fund
Six Months Ended January 31, 2013 (Unaudited)	$10.93	$0.19	$0.11	$0.30	$(0.18)	$(0.01)	$(0.19)
2012(1)	$10.00	$0.31	$0.92	$1.23	$(0.30)	$— (3)	$(0.30)

	Net Asset Value, End of Period	Total Return†	Net Assets End of Period, (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements, excluding fees paid indirectly)		Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements, and fees paid indirectly)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
STW Long Duration Investment-Grade Bond Fund
Six Months Ended January 31, 2013 (Unaudited)	$10.67	(0.05)%	$62,671	0.46	%*	0.83	%*	4.20	%*	20	%**
2012(1)	$11.11	16.87%	$49,226	0.46	%*	0.97	%*	4.74	%*	66	%**
STW Broad Tax-Aware Value Bond Fund
Six Months Ended January 31, 2013 (Unaudited)	$11.04	2.73%	$106,490	0.46	%*	0.67	%*	3.35	%*	5	%**
2012(1)	$10.93	12.52%	$105,825	0.46	%*	0.78	%*	3.57	%*	43	%**

†  Total Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and reimbursed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Commenced operations on October 3, 2011.

(2)  Per share data calculated using average shares method.

(3)  Amount represents less than $0.01 per share.

*  Annualized.

**  Not annualized.

Amounts designated as " – " are either $0 or round to $0.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

INVESTMENT ADVISER

Schroder Investment Management North America Inc.
875 Third Avenue
New York, New York 10022

INVESTMENT SUB-ADVISER
STW Fixed Income Management LLC

6185 Carpinteria Avenue
Carpinteria, California 93013

ADMINISTRATOR

SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, Pennsylvania 19456

CUSTODIAN

J.P. Morgan Chase Bank
270 Park Avenue
New York, New York 10017

DISTRIBUTOR

Schroder Fund Advisors LLC
875 Third Avenue
New York, New York 10022

TRANSFER AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

COUNSEL

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103

SCHRODER SERIES TRUST

Schroder Long Term Investment-Grade Bond Fund
Schroder Broad Tax-Aware Value Bond Fund

The Funds have a Statement of Additional Information ("SAI") and the Predecessor Funds have annual and semi-annual reports to shareholders that contain additional information about the Funds. In the Predecessor Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. The SAI and the financial statements included in the Predecessor Funds' most recent annual reports to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Funds, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds. The Funds' SAI is also available on the following website: www.schroderfunds.com.

You may review and copy information about each Fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-551-8090 for information about the operation of the public reference room. You may also access reports and other information about each Fund on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-7840.

SCHRODER SERIES TRUST

875 Third Avenue
New York, New York 10022
(800) 464-3108

File No. 811-7840 – Schroder Series Trust

  PRO-FIXEDINC

SCHRODER SERIES TRUST

Schroder Long Duration Investment-Grade Bond Fund

Schroder Broad Tax-Aware Value Bond Fund

(the “Funds”)

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION

June 21, 2013

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when accompanied or preceded by a prospectus for the Funds, as amended or supplemented from time to time. This SAI relates to the Investor Shares of the Funds.  Investor Shares of the Funds are offered through a separate prospectus, dated June 21, 2013 (the “Prospectus”).  This SAI contains information that may be useful to investors but which is not included in the Prospectus. Investors may obtain free copies of the Prospectus by calling the Funds at (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.

The most recent annual report for each of STW Long Duration Investment-Grade Bond Fund and STW Broad Tax-Aware Value Bond Fund (each, a “Predecessor Fund” of the Funds, as described under “Trust History” below), which includes the Predecessor Fund’s audited financial statements for its most recent fiscal period, and the most recent semi-annual report for each of the Predecessor Funds, which includes the Predecessor Fund’s unaudited financial statements, are incorporated by reference into this SAI.  For a free copy of the annual report or semi-annual report, please call (800) 464-3108.

Schroder Long Duration Investment-Grade Bond Fund

Investor Shares	STWLX

Schroder Broad Tax-Aware Value Bond Fund

Investor Shares	STWTX

2

Table of Contents

TRUST HISTORY	1
FUND CLASSIFICATION	1
CAPITALIZATION AND SHARE CLASS	2
ADDITIONAL INFORMATION CONCERNING THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES	2
NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS	26
INVESTMENT RESTRICTIONS	29
DISCLOSURE OF PORTFOLIO HOLDINGS	30
MANAGEMENT OF THE TRUST	32
SCHRODERS AND ITS AFFILIATES	38
PORTFOLIO MANAGERS	38
MANAGEMENT CONTRACT	40
ADMINISTRATIVE SERVICES	42
DISTRIBUTOR; DISTRIBUTION PLAN	42
BROKERAGE ALLOCATION AND OTHER PRACTICES	42
DETERMINATION OF NET ASSET VALUE	43
ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	45
TAXES	45
PRINCIPAL HOLDERS OF SECURITIES	52
CUSTODIAN	52
LINE OF CREDIT	52
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	52
CODE OF ETHICS	53
PROXY VOTING POLICIES AND PROCEDURES	53
LEGAL COUNSEL	53
SHAREHOLDER LIABILITY	53
APPENDIX A	A-1
APPENDIX B	B-1

STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

This Statement of Additional Information (“SAI”) describes two mutual funds (each, a “Fund” and collectively, the “Funds”) offered by Schroder Series Trust (the “Trust”).

The Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993.  The Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.  Schroder Series Trust currently comprises seven series, of which two series, Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund, are described in this SAI.

Shares of each Fund are being offered through the Prospectus and this SAI only after the closing of the acquisition by Schroder Long Duration Investment-Grade Bond Fund of the assets of STW Long Duration Investment-Grade Bond Fund, a series of The Advisors’ Inner Circle Fund II, and the acquisition by Schroder Broad Tax-Aware Value Bond Fund of the assets of STW Broad Tax-Aware Value Bond Fund, a series of The Advisors’ Inner Circle Fund II (together with STW Long Duration Fund, the “Predecessor Funds”) pursuant to an Agreement and Plan of Reorganization dated May 3, 2013 (the “Fund Mergers”).  Each of the Predecessor Funds had been advised by STW Fixed Income Management LLC (“STW”) since their inception on October 3, 2011, and on April 2, 2013, Schroder U.S. Holdings Inc., the parent company of Schroder Investment Management North America Inc. (“Schroders”), acquired all outstanding interests in STW.  Because the Funds had no investment operations prior to the closing of the Fund Mergers, and based on the similarity of the Funds to the Predecessor Funds, each Predecessor Fund is treated as the survivor of the relevant Fund Merger for accounting and performance reporting purposes.  Accordingly, all performance and other information shown for the Funds for periods prior to the date of this SAI is that of the Predecessor Funds.

Schroders serves as investment manager to the Funds.  STW serves as investment sub-adviser to the Funds.

FUND CLASSIFICATION

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”).

The Funds are “diversified” investment companies under the Investment Company Act, which means that with respect to 75% of a Fund’s total assets (i) that Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of that Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies) and (ii) that Fund may not invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies).  Neither Fund is subject to this limitation with respect to the remaining 25% of its total assets.  To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer’s securities declines.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company (a “RIC”), a Fund must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a Fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of a Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Thus, up to 50% of a Fund’s total assets can consist of the securities of as few as two issuers (so long as no issuer’s securities comprise more than 25% of such Fund).

These policies may not be changed without the vote of a “majority of the outstanding voting securities” (as defined below in “Investment Restrictions”) of the relevant Fund.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares.  The shares of the Funds currently have one class, Investor Shares. The Funds may suspend the sale of shares at any time.

Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund on matters affecting a particular Fund, as determined by the Trustees.  For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund.  Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Trust’s Declaration of Trust.  Shares have no preemptive or subscription rights, and are transferable.  Shares are entitled to dividends as declared by the Trust as approved by the Trustees.

ADDITIONAL INFORMATION CONCERNING THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

The following discussion provides additional information concerning the Funds’ principal investment strategies and the principal risks of the Funds described in the Prospectus.  The following is a combined description of investment strategies, investments, and risks for many of the Schroder mutual funds, and certain strategies, investments, or risks described below may not apply to your Fund.  Unless a strategy or investment described below is specifically prohibited by a Fund’s investment restrictions as set forth in the Prospectus or under “Investment Restrictions” in this SAI, a Fund may engage in any of the strategies or make any of the investments described below (either as a principal or a non-principal strategy or investment). Subject to the foregoing, the Funds may engage in any of the investment strategies or purchase any of the investments described below directly, through their investment in one or more other investment companies, or through hybrid instruments, structured investments, or other derivatives, described below.  References in this section to Schroders include STW, as applicable.

Equity Securities.  Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks.  Common stocks represent an equity or ownership interest in an issuer.  Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in a Fund may at times decrease instead of increase.

Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Smaller Company Equity Securities.  Investments in equity securities of companies with small market capitalizations may involve greater risk than is usually associated with larger, more established companies.  These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization.  Such growth rates may in turn be reflected in more rapid share price appreciation.  However, companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group.  These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general.  Therefore, to the extent a Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.

Preferred Stock.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to holders of other stocks such as common stocks, dividends at a specified rate and a fixed share of proceeds resulting from a liquidation of the company.  Preferred stock, unlike common stock, generally has a stated dividend rate payable from the corporation’s earnings.  Preferred stock dividends may be “cumulative” or “non-cumulative.”  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid to preferred stockholders before dividends can be paid on the issuer’s common stock.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend that exceeds the stated dividend in certain cases.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

A company’s preferred stock generally pays a dividend only after the company makes required payments to holders of its bonds and other debt.  In addition, the rights of preferred stock on distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights of holders of the company’s bonds or other creditors.  As a result, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.  Preferred stocks of small companies may be more vulnerable to adverse developments than those of larger companies.

Certain Derivative Instruments.  Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency.  Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested.  A Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The counterparties to the Funds’ derivatives transactions may not be considered the issuers of securities for certain purposes of the 1940 Act and the Code.  The Funds’ adviser will monitor the Funds’ credit risk exposure to derivative counterparties to prevent excess concentration to any one counterparty.

A Fund may use these “derivatives” strategies for hedging purposes or, to the extent permitted by applicable law, to increase its current return.  A Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds.  For example, a Fund may seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future.  Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in the Prospectus and in this SAI.

Options. A Fund may purchase and sell put and call options on its portfolio securities to protect against changes in market prices and for other purposes.

Call options. A Fund may write call options on its portfolio securities for various purposes, including without limitation to realize a greater current return through the receipt of premiums than it would realize on its securities alone.  Such transactions may also be used as a limited form of hedging against a decline in the price of securities owned by a Fund. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date.  A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited.

In return for the premium received when it writes a call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction.  A Fund may enter into closing purchase transactions in order to realize a profit on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security or protect a security from being called in an unexpected market rise.

Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value.  This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy.  Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, are able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to enhance its current return. A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. It is expected that risks related to options on foreign securities will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders. will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroders may be considered such a group. These position limits may restrict the Funds’ ability to purchase or sell options on particular securities.

As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a RIC under the Code, may also restrict a Trust’s use of options.

Futures Contracts.  A Fund may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return.  Depending upon the change in the value of the underlying security or index when that Fund enters into or terminates a futures contract, that Fund may realize a gain or loss.

Futures on Securities and Related Options.  A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return.  By purchasing futures on securities — assuming a “long” position — the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price.  By selling futures on securities — assuming a “short” position — it will legally obligate itself to make the future delivery of the security against payment of the agreed price.  Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Trusts’ fair value committee, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or the fair value committee.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss.  While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears in Schroders’ judgment economically advantageous for the Fund to do so.  A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainty with respect to the effective rate of return on portfolio securities.  A Fund may, for example, take a “short” position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s portfolio securities.  When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures on securities.  This would be done, for example, when a Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets.  If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

A Fund may also use futures to adjust the duration of its fixed income portfolio and otherwise to manage (increase or decrease) its exposure to interest rate risk.

Successful use by a Fund of futures contracts on securities is subject to Schroders’ ability to predict correctly movements in the direction of the security’s price and factors affecting markets for securities.  For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements.  A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on certain futures contracts, as they become available.  Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series.  There is no guarantee that such closing transactions can be effected.  A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits.  See “Margin Payments” below.  Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs.  However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities.  The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options.  A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made.  A unit is the current value of the index.  A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made.  A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, a Fund may realize a gain or loss.  The following example illustrates generally the manner in which index futures contracts operate.  The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks.  In the case of the S&P 100 Index, contracts are to buy or sell 100 units.  Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180).  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4).  If a Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures.

In order to hedge a Fund’s investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders’ judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, a Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges.  Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option.  Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.”  This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices that it has purchased.  A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs.  The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Margin Payments.  When a Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract.  This amount is known as “initial margin.”  The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.  Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.”  These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates.  For example, when a Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund’s position declines in value.  The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.  Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund’s futures position increases in value.  The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain.  Such closing transactions involve additional commission costs.

Special Risks of Transactions in Futures Contracts and Related Options

Liquidity Risks.  Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures.  Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.  If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.  However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated.  In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts.  The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that such a market will develop.  Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risks.  There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device.  One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund’s securities that are the subject of a hedge.  Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroders’ ability to predict correctly movements in the direction of the market.  It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline.  If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities.  In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions.  First, all participants in the futures market are subject to margin deposit requirements.  Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying security or index and futures markets.  Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do.  Increased participation by speculators in the futures markets may also cause temporary price distortions.  Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

Lack of Availability.  Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund’s ability to engage in transactions using such instruments may be limited.  Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time.  A Fund’s ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks.  A Fund will incur brokerage fees in connection with its futures and options transactions.  In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks.  Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.  Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. A Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivative transactions entered into by the Fund.  As open-end investment companies, registered with the U.S. Securities and Exchange Commission (“SEC”), the Trusts are subject to federal securities laws, including the Investment Company Act, related rules and various SEC and SEC Staff positions.  In accordance with these positions, with respect to certain kinds of derivatives, each Trust must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or Staff-approved measures while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Trust must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value.  With respect to forwards and futures that are contractually required to “cash-settle,” however, a Trust is permitted to set aside liquid assets in an amount equal to a Trust’s daily marked-to-market (net) obligation (i.e., a Trust’s daily net liability, if any) rather than the notional value.  By setting aside assets equal to only its net obligation under cash-settled forward or futures a Trust will have the ability to employ leverage to a greater extent than if a Trust were required to segregate assets equal to the full notional value of such contracts.  The use of leverage involves certain risks.  Each Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its Staff.

The Funds are sponsored by Schroders who is registered with the Commodity Futures Trading Commission (the “CFTC”) as a “commodity pool operator” and “commodity trading adviser” under the Commodity Exchange Act (“CEA”).  However, the Funds have claimed an exclusion from the term “commodity pool” pursuant to Rule 4.5 under the CEA; therefore, neither a Fund nor Schroders (with respect to the Funds) is subject to registration or regulation as a “commodity pool operator” under the CEA.  To remain eligible for the exclusion under Rule 4.5 as it has recently been amended by the CFTC, a Fund will be limited in its ability to use futures and options on futures and engage in certain swaps transactions.  In the event that a Fund’s investments in certain derivative instruments regulated under the CEA (“commodity interests”), including futures, swaps and options on futures, exceed a certain threshold, Schroders may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund.  A Fund’s eligibility to claim the exclusion will be based upon the level and scope of its investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests.  For example, Rule 4.5 requires a fund with respect to which the sponsor is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in commodity interests cannot generally exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of commodity interests not used solely for “bona fide hedging purposes,” determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.  In the event a Fund becomes unable to rely on the exclusion in Rule 4.5 and Schroders is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase.  The CFTC’s recent amendments to the CEA, including Rule 4.5, have been challenged in court, and the outcome of this challenge is currently unknown.  The effect of the rule changes on the operations of a Fund and Schroders is not fully known at this time.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may in the future also apply to certain other derivatives positions the Funds may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may in the future be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Funds do not intend to exceed applicable position limits, it is possible that different clients managed by Schroders and its affiliates may be aggregated for this purpose. Therefore it is possible that in the future the trading decisions of Schroders may have to be modified and that positions held by the Funds may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Funds.

Foreign Investments. Foreign investments include securities principally traded in foreign markets, Eurodollar certificates of deposit, and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities.  There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.  Also, because foreign securities are normally denominated and traded in foreign currencies, the values of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments, which could affect the values of investments in those countries.  Companies in some foreign countries may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government.  Investments in such companies may subject a Fund to the risk that these companies’ reputation and price in the market will be adversely affected.  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer.  Also, the laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to foreign securities.

Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice.  Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.  In certain circumstances, a Fund may be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by a Fund.

Emerging Market Securities.  Emerging market securities are securities of companies determined by Schroders to be “emerging market” issuers.  The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved.  Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries.  These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets.  Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities.  Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations.

Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Foreign Currency Transactions. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both “transaction hedging” and “position hedging.”

When a Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities.  A Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency.  By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging.  A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.  A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option.  A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option.  A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.  A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.  When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase.  In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.  A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell.  They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain that might result from the increase in the value of such currency.  Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time or from time to time.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

Special tax considerations apply to transactions in debt securities denominated in foreign currencies, foreign currency forward contracts (see below) and certain other foreign currency positions, which may affect the timing, amount and character of distributions to shareholders.

Currency Forward and Futures Contracts.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract.  Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects.  For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month.  Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts.  Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required.  A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.  Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade that provides a secondary market in such contracts or options.  Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time.  In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges.  Such options will be purchased or written only when Schroders believes that a liquid secondary market exists for such options.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  Options on foreign currencies are affected by all of those factors that influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable.  The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion.  Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Convertible Securities.  Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.  Convertible securities provide for streams of income with yields that are generally higher than those of common stocks.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

Convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the holder may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

Investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to that Fund.

Warrants to Purchase Securities.  Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.  Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate.  A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

Equity-linked warrants are purchased from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding.  If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds.  Each warrant represents one share of the underlying stock.  Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs.  Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, a Fund bears additional counterparty risk with respect to the issuing broker.  Moreover, there is currently no active trading market for equity-linked warrants.

Index-linked warrants are put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices.  Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The risks of using index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants generally have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit the holder’s ability to exercise the warrants at such time, or in such quantities, as it would otherwise wish to do.

Synthetic warrants are proprietary instruments, issued by financial institutions. The price, performance and liquidity of such warrants will generally fluctuate more than those of the underlying securities because of the greater volatility of the warrants market. In addition as the issuer of a synthetic warrant is different from that of the underlying security, it is subject to the additional risk that the issuer of the synthetic warrant will be unwilling or unable to perform its obligations under the transactions which may result in a loss to the investor.

Real Estate Investment Trusts.  Real estate investment trusts (“REITs”) include equity REITs and mortgage REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from registration under the 1940 Act.

Investments in Pooled Vehicles.  Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle, and, in general, subjects it to a pro rata portion of the other pooled vehicle’s fees and expenses.  Exchange-traded funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or purchased in the secondary market. SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representation regarding the advisability of investing in the Fund.) The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Depositary Receipts.  These may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”).  Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution.  Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded.  Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.  GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.  Costs may be incurred in connection with conversions between various currencies.  A Fund may enter into forward currency contracts and purchase currencies on a spot basis to reduce currency risk; however, currency hedging involves costs and may not be effective in all cases.

Swap Agreements.  Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures.

In a “credit default” swap transaction, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in an event of default (or similar events) by a third party on its obligations.  Therefore, in a credit default swap, a Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). A Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, are expected to result in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner Schroders might otherwise choose. It is also unclear how the regulatory changes will affect counterparty risk.

Hybrid Instruments. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of depositor other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Equity-Linked Notes. An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate.

There are risks associated with investment in equity-linked notes. The return on a note is based on the performance of a designated stock, a basket of stocks or an equity index, and in a period of underperformance, the Fund may lose some or all of its investment in the note. The maximum return on a note may be limited to a specified amount, so even if the investment manager’s view of the underlying stock(s) or index is correct, the gain may be limited. There is no guarantee that a specific, or any, return or yield on an investment will be made. There is also the possibility that a note issuer may default on its obligations under the note.

Private Placements and Restricted Securities.  Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Schroders believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

While private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or that are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.  Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. If no qualified institutional buyers are interested in purchasing the securities, then a Fund may not be able to sell such securities.

Illiquid Securities. Illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk.

Inverse Floaters.  Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels—rising when prevailing short-term interest rate fall, and vice versa.  The prices of inverse floaters can be highly volatile and some inverse floaters may be “leveraged,” resulting in increased risk and potential volatility.  A Fund may use inverse floaters for hedging or investment purposes.  Use of inverse floaters other than for hedging purposes may be considered speculative.

Over-the-Counter Securities.  Over-the-counter securities are not traded on a recognized securities exchange. They may be more difficult to sell under some market conditions than securities traded on exchanges.  As described below under “Determination of Net Asset Value,” unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices.  Market quotations may not be readily available for all over-the-counter securities.  If a Fund is not able to sell such securities at a price at which such Fund has valued the securities for purposes of calculating its net asset value, such Fund’s net asset value will decrease.

When-Issued Securities.   Debt securities are often issued on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to a Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund may intend actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund’s net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Securities. Zero-coupon securities are debt obligations that are generally issued at a discount and payable in full at maturity, and that do not provide for current payments of interest prior to maturity.  Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund is required to accrue income on these securities, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell investments, including when it may not be advisable to do so, to make required income distributions under U.S. federal income tax laws.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons that have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Fixed Income Securities.  In periods of declining interest rates, the yield (income from portfolio investments) of a Fund may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund can generally be expected to change as general levels of interest rates fluctuate. The values of fixed income securities in a Fund’s portfolio generally vary inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.  A Fund may purchase fixed income securities issued by companies of any market capitalization, including small and micro cap companies. Such investments may involve greater risk than is usually associated with larger, more established companies.

U.S. Government Securities. A Fund may invest in U.S. Government securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.  Certain U.S.  Government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage- backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected through 2012.

While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Lower-Rated Securities, Unrated Securities, and Securities in Default. A Fund may invest up in lower-rated fixed-income securities (commonly known as “junk bonds”).  A Fund may invest in securities that are in default, and which offer little or no prospect for the payment of the full amount of unpaid principal and interest, although normally, a Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Service (“Standard & Poor’s”), or Fitch Investors Service, Inc. (“Fitch”)) has rated the securities CC- (or the equivalent) or better, or the Fund’s adviser has determined the securities to be of comparable quality. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.  The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities.  In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.  In addition, the rating assigned to a security by Moody’s or Standard & Poor’s (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates.  A decrease in interest rates will generally result in an increase in the value of a Fund’s assets.  Conversely, during periods of rising interest rates, the value of a Fund’s assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries.  Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities.  Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value.  A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.  The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a portion of a Fund’s assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by Schroders or its affiliates, holds all or a major portion.  Although Schroders generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Schroders believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held.  Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.  In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities.  This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value.  In addition, a Fund’s intention to qualify as a RIC under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities.  If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Zero-coupon bonds are issued at a significant discount for their principal amount in lieu of paying interest periodically.  Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently.  Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments.  Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash.  A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash.  Thus, it may be necessary at times for a Fund to liquidate investments in order to satisfy its dividend requirements.

To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on Schroders’ investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.  This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Mortgage Pass-Through Securities. A Fund may invest in mortgage pass-through securities. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

Most transactions in mortgage pass-through securities occur through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement date. A Fund may use TBA transactions in several ways. For example, a Fund may enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and a Fund’s adviser will monitor the creditworthiness of such counterparties. A Fund’s use of “TBA rolls” may cause a Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other Funds.

The Funds intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Fund’s adviser.

Mortgage Related and Asset-Backed Securities. Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return its adviser expected.

The types of mortgages underlying securities held by the Funds may differ and may be affected differently by market factors.  For example, a Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

If a Fund purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

CMOs and CMO residuals may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs and CMO residuals may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs and CMO residuals represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

In the case of CMO residuals, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer.

The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See below with respect to stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed illiquid.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for mortgage-backed securities, particularly stripped mortgage-backed securities, or those comprised of subprime mortgages (mortgages rated below A, or its equivalent, by Standard & Poor’s, Moody’s or Fitch) may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Government National Mortgage Association (“GNMA”). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. Government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. Government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA- insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund’s shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which a Fund may lose if prepayment occurs.

Federal National Mortgage Association (“FNMA”). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. Government, guarantees their timely payment of principal and interest.

Freddie Mac.  Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. Government, guarantees timely payment of principal and interest.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & Freddie Mac because they are not guaranteed by a government agency.

Bank Loans and Other Floating Rate Loans. By purchasing a bank loan, the holder acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants that must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The ability of a holder of a bank loan to receive payments of principal and interest and other amounts in connection with a loan held by it will depend primarily on the financial condition of the borrower. The failure by the holder to receive scheduled interest or principal payments on a loan would adversely affect the income of the holder and would likely reduce the value of its assets, which would be reflected in a reduction in its net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting a loan, however, Schroders would not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Schroders’ analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Schroders will be unable to access non-public information to which other investors in syndicated loans may have access. Because loans are not generally rated by independent credit rating agencies, a decision to invest in a particular loan will depend almost exclusively on Schroders’, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans.

Loans may be structured in different forms, including novations, assignments and loan participations. In a novation, the purchaser assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The purchaser assumes the position of a co-lender with other syndicate members. As an alternative, the purchaser may purchase an assignment of a portion of a lender’s interest in a loan. In this case, the purchaser may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan. The purchaser may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The purchaser may also acquire a loan directly by acting as a member of the original lending syndicate.

The purchaser will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to it such payments and to enforce its rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the purchaser from receiving principal, interest and other amounts with respect to the underlying loan. If the Fund is required to rely upon a lending institution to pay to the Fund principal, interest and other amounts received by it, Schroders will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which a Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loans available for purchase will represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a purchaser may be unable to sell a loan at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain loans may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the holder would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan. Certain of the loans acquired by the Fund may also involve loans made in foreign currencies. A Fund’s investment in such loans would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Schroders may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the a Fund’s portfolio. Possession of such information may in some instances occur despite Schroders’ efforts to avoid such possession, but in other instances Schroders may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Schroders’ ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on Schroders’ ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Schroders may hold other securities issued by borrowers whose floating rate loans may be held in a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in a Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, Schroders may owe conflicting duties to the Fund and other client accounts. Schroders will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Schroders’ client accounts collectively held only a single category of the issuer’s securities.

Short-Term Investments. To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Funds. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers’ Acceptances.  Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Money Market Securities. Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as Standard & Poor’s Ratings Service (“S&P”) or Moody’s Investor Service (“Moody’s”), or determined by the Fund’s adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. For a description of ratings, see “Appendix C – Long-Term and Short-Term Ratings” to this SAI.

Commercial Paper. Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P. See “Appendix C – Long-Term and Short-Term Ratings” for a description of commercial paper ratings.

Yankee Bonds. Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities.

Forward Commitments. A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price.

A Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

Floating Rate and Variable Rate Demand Notes.  Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Municipal Bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the Internal Revenue Service (“IRS”) or a state tax authority could make the income from some of these obligations taxable.  Neither of the Funds expects to qualify to pass through to shareholders the tax-exempt character of interest on municipal bonds.

Short-term municipal bonds are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

Certain types of “private activity” bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term municipal bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

Participation interests. A Fund may invest in municipal bonds either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal bonds, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal bonds will be exempt from federal income tax to the same extent as interest on the municipal bonds. A Fund may also invest in municipal bonds by purchasing from banks participation interests in all or part of specific holdings of municipal bonds. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the purchaser in connection with the arrangement.

Stand-by commitments. A purchaser of municipal bonds may have the ability to acquire stand-by commitments from banks and broker-dealers with respect to those municipal bonds. A stand-by commitment may be considered a security independent of the municipal bond to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal bond to a third party at any time. It is expected that stand-by commitments generally will be available without the payment of direct or indirect consideration. It is not expected that a Fund would assign any value to stand-by commitments.

Yields. The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors. Subsequent to purchase, an issue of municipal bonds or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. Neither event will require the elimination of an investment from a Fund’s portfolio, but Schroders will consider such an event in its determination of whether a Fund should continue to hold an investment in its portfolio.

“Moral obligation” bonds. A Fund does not currently intend to invest in so-called “moral obligation” bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the “moral obligation,” meets the investment criteria established for investments by a Fund.

Municipal leases. Lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the purchaser’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which a Fund may invest, including municipal bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal bonds.  Further proposals limiting the issuance of municipal bonds may well be introduced in the future. If it appeared that the availability of municipal bonds for investment by a Fund and the value of a Fund’s portfolio could be materially affected by such changes in law, the Trustees would reevaluate its investment objective and policies and consider changes in the structure of a Fund or its dissolution.

General Considerations Relating to State Specific Municipal Securities. With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the State’s legislature in regards to the State’s personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the State’s municipal securities for investment by a Fund and the value of a Fund’s investments.

Special Considerations Relating to California Municipal Securities. The Broad Tax-Aware Value Bond Fund’s performance will be affected by the fiscal and economic health of the State of California, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting California municipal issuers. Developments in California may adversely affect the securities held by the Fund. Because the Fund may invest more than 25% of its assets in securities issued by California and its municipalities, it is more vulnerable to unfavorable developments in California than are funds that invest a lesser percentage of their assets in such securities. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California’s governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. Although California’s economy is broad, it has major concentrations in certain industries and may be sensitive to economic problems affecting those industries. Economic activity may be more cyclical in California than in some other states or in the nation as a whole. From time to time the State of California and various of its agencies and instrumentalities and political subdivisions may experience significant financial difficulty. Market conditions may also impact the liquidity and valuation of California municipal securities. In addition, investments in California municipal securities may be affected by natural disasters, such as earthquakes, which could impair an issuer’s ability to pay principal and/or interest on its obligations.

Special Considerations Relating to New York Municipal Securities. The Broad Tax-Aware Value Bond Fund’s performance will be affected by the fiscal and economic health of the State of New York, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting New York municipal issuers. Developments in New York may adversely affect the securities held by the Fund. Because the Fund may invest more than 25% of its assets in securities issued by New York and its municipalities, it is more vulnerable to unfavorable developments in New York than are funds that invest a lesser percentage of their assets in such securities. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall New York municipal market. Additionally, as the nation’s financial capital, New York’s economy is heavily dependent on the financial sector and may be sensitive to economic problems affecting the sector. New York also faces a particularly large degree of uncertainty from interest rate risk and equity market volatility. The New York economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the economies of other states. Economic activity may be more cyclical in New York than in some other states or in the nation as a whole. From time to time the State of New York and various of its agencies and instrumentalities and political subdivisions may experience significant financial difficulty. Market conditions may also impact the liquidity and valuation of New York municipal securities.

Special Considerations Relating to Texas Municipal Securities. The Broad Tax-Aware Value Bond Fund’s performance will be affected by the fiscal and economic health of the State of Texas, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting Texas municipal issuers. Developments in Texas may adversely affect the securities held by the Fund. Because the Fund may invest more than 25% of its assets in securities issued by Texas and its municipalities, it is more vulnerable to unfavorable developments in Texas than are funds that invest a lesser percentage of their assets in such securities. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Texas municipal market. Important sectors of Texas’s economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade. Each of these sectors has from time to time suffered from economic downturns. Adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus and this SAI, the Funds may employ other investment practices and may be subject to additional risks, which are described below.

Short Sales.  Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.  A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund may realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.  A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position.  There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.  In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

Loans of Fund Portfolio Securities.  A Fund may lend its portfolio securities, provided:  (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund’s portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund.  While a Fund may loan portfolio securities with an aggregate market value of up to one third of the Fund’s total assets at any time, entering into securities loans is not a principal strategy of any Fund and the risks arising from lending portfolio securities are not principal risks of investing in the Funds.  In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.  The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.  A Fund will not lend portfolio securities to borrowers affiliated with that Fund.  The Funds do not currently expect to engage in securities lending.

Master Limited Partnerships.  A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

A Fund’s investments in MLPs may be limited by the Fund’s intention to qualify as a RIC for U.S. federal income tax purposes, and special tax considerations may apply.  See “Taxes” below for more information.

Repurchase Agreements.  A Fund may enter into repurchase agreements without limit.  A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest).  It is the Trust’s present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other investment grade short-term debt obligations.  Repurchase agreements may also be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase.  Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

To the extent that a Fund has invested a substantial portion of its assets in repurchase agreements, the Fund’s investment return on such assets, and potentially the Fund’s ability to achieve its investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.

Reverse Repurchase Agreements. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.  During the period between the sale and the repurchase, the Fund will continue to receive principal and interest payments on the securities sold.  The market value of securities sold under a reverse repurchase agreement is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements involve the risk that the buyer of the securities might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the securities from the buyer, and its use of the proceeds of the reverse repurchase agreement may be limited.

A reverse repurchase agreement is similar to a secured borrowing by a Fund and creates investment leverage.  Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio.  A Fund may enter into reverse repurchase agreements without limit, subject to applicable law and to any limits on borrowing by a Fund at the time in question.  See “Investment Restrictions.”

Temporary Defensive Strategies.  As described in the Prospectus, Schroders may at times judge that conditions in the securities markets make pursuing a Fund’s basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund’s assets.  In implementing these “defensive” strategies, the Fund would invest in investment grade debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies, and a Fund is not required to use alternate strategies in any case.  One risk of taking such temporary defensive positions is that a Fund may not achieve its investment objective.

Portfolio Turnover. The portfolio turnover rate may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemption of Shares.

Service Providers.  The Funds may be subject to credit risk with respect to the custodian.  In the event of the custodian’s bankruptcy, even if the Funds’ custodian does have sufficient assets to meet all claims, there could be a delay before a Fund receives assets to satisfy their claims.  In addition, in the event of the bankruptcy of the Funds’ administrator, transfer agent or custodian there are likely to be operational and other delays and additional costs and expenses associated with changes in service provider arrangements.

INVESTMENT RESTRICTIONS

Schroder Long Duration Investment-Grade Bond Fund

Schroder Broad Tax-Aware Value Fund

Fundamental Policies:

As fundamental investment restrictions, which may only be changed with approval by the holders of a majority of the outstanding voting securities of that Fund, each of these Funds may not:

1.                                      Issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note:  The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below).

2.                                      Borrow money, except to the extent permitted by applicable law from time to time.

Note:  The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff.  The Funds may engage in reverse repurchase agreements without limit, subject to applicable law.

3.                                      Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

4.                                      As to 75% of its total assets, purchase any security (other than Government securities, as such term is defined in the 1940 Act, and securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer.

Note:  Government securities are defined in the 1940 Act as any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

5.                                      Purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry; for clarity, investments in other investment companies will not be considered to be investments in securities of issuers in any one industry.

6.                                      Make loans, including to affiliated investment companies, except to the extent permitted by applicable law from time to time.

7.                                      Purchase or sell commodities or commodity contracts, except to the extent permitted by applicable law from time to time.

Note: For purposes of restriction 7, all swap agreements and other instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts.

8.                                      Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although the Fund may purchase and sell securities that are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts.  (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

Non-Fundamental Policies:

1.                                      It is contrary to the current policy of each Fund, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities that are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

2.                                      Each Fund may, as a matter of non-fundamental policy, engage in short sales of securities as described in this SAI from time to time, although each Fund does not normally invest substantially in short sales.

3.                                      Each Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund.

4.                                      Neither Fund will, as a non-fundamental policy, invest in other companies for the purpose of exercising control of those companies.

All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If a Fund ceases to maintain the 300% asset coverage ratio described in the Note following fundamental investment restriction 2, it will be expected to take steps to restore that asset coverage ratio within three days thereafter (excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations. If the percentage of the assets of a Fund invested in illiquid securities exceeds 15% of its net assets as set forth above in the Funds’ non-fundamental policy number 1, the applicable Fund will take steps to reduce the amount of illiquid securities to meet this non-fundamental policy within a time frame Schroders considers to be in the best interests of the applicable Fund.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees without notice to the shareholders.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR and Form N-Q, each Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis.  Each Fund normally makes such filings on or shortly before the sixtieth day following the end of a fiscal quarter.  Each Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Funds’ semi-annual and annual reports.  The Funds do not deliver their complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at www.sec.gov and on the Schroders website at www.schroderfunds.com.

In addition to filings made with the SEC, each Fund intends to make its full portfolio holdings as of the end of each calendar quarter available on the Fund’s website at www.schroderfunds.com, on the last business day of the following month.  Schroders may exclude from disclosure on the Funds’ website all or any portion of a Fund’s portfolio holdings, or modify the timing of such disclosure, as it deems necessary to protect the interests of the Funds.

To the extent that a Fund’s portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR or Form N-Q, or by being posted to the Funds’ website, such holdings may also be disclosed to any third party that requests them.

Policies and Procedures.  The Funds have adopted policies and procedures with respect to disclosure of the Funds’ portfolio holdings.  These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund’s portfolio and with respect to disclosure on a one-time, irregular basis.  These procedures provide that neither Schroders nor STW nor the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.  Portfolio holdings may be disclosed to certain third parties in advance of their public disclosure.  In each instance of such advance disclosure, a determination will have been made by Schroders or STW that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the nonpublic information.  The Funds currently disclose nonpublic portfolio holdings information only to recipients who have agreed in writing with Schroders or STW to keep such information confidential.  In some cases these recipients are subject to a contractual obligation to keep portfolio holdings information confidential including a duty not to trade on the non-public information, and in other cases they are subject to a duty of confidentiality under the federal securities laws to keep information disclosed to them by the relevant Fund confidential.  Recipients of nonpublic portfolio holdings information are also subject to legal requirements prohibiting them from trading on material nonpublic information.  The Funds have no ongoing arrangements to make available nonpublic portfolio holdings information, except pursuant to the procedures described below.  The following list describes the circumstances in which the Funds disclose their portfolio holdings to select third parties:

Portfolio Managers.  Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility.  Under Schroders’ code of ethics, portfolio managers are prohibited from disclosing nonpublic information to third parties, other than in accordance with the Funds’ portfolio holdings policies and procedures.  Portfolio managers may release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

Schroders.  Schroders personnel, including personnel of its affiliates that perform services for or related to the Funds, may have full daily access to the Funds’ portfolio holdings.  Employees of STW, Schroder Investment Management Limited and Schroder Fund Advisors LLC (“SFA”) with access to portfolio holdings information are provided with training on the Trust’s policies and procedures regarding disclosure of portfolio holdings information.  Training is provided by the Schroders compliance department in the applicable jurisdiction, after consultation with Schroders plc’s global compliance department located in London. The Trust’s Chief Compliance Officer reports to the Trustees regarding compliance by such affiliates.

External Servicing Agents. The Funds’ primary service providers, including distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information on a daily basis. In addition, third parties that provide services to the Funds, and their affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the Funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations (such as Morningstar, Lipper, Thomson and Bloomberg) may also receive or have access to full portfolio holdings information more frequently than publicly available. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

Certain Intermediaries and Wrap Program Providers. The Funds may provide more frequent disclosure of the Funds’ portfolio holdings to certain intermediaries and wrap program providers, provided those third parties meet the criteria and approval requirements as set out below under “Other Third Parties.”

Other Third Parties. Any additions to the list of persons eligible to receive portfolio holdings information require approval by the President and Chief Compliance Officer of the relevant Fund.  Such disclosure may only be made where the President and Chief Compliance Officer of the relevant Fund have determined that: (i) the Fund has a legitimate business purpose for the disclosure; (ii) the disclosure is in the best interests of the Fund and its shareholders; and (iii) the recipients are subject to a confidentiality agreement, including a duty not to trade on the non-public information, or the Funds’ President and Chief Compliance Officer have determined that the policies of the recipient are adequate to protect the information that is disclosed and the entity is subject to a duty of confidentiality under the federal securities laws.  In making such determinations, the President and Chief Compliance Officer of the Fund shall review, among other considerations: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; and (viii) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.  Such disclosures shall be reported to the Board of Trustees.

The Trust recently provided access to more frequent portfolio holdings disclosure with respect to series of the Trust with a wrap program administered by an unaffiliated entity, after a confidentiality agreement was signed and it was established that they met the other criteria outlined above.

In general, the Funds’ policies and procedures provide that disclosure by Schroders of information about the holdings of client accounts other than the Funds’ accounts is governed by the policies relating to protection of client information pursuant to Regulation S-P. Details about the holdings of any portfolio other than the Funds, however, may provide holdings information that is substantially identical to holdings of the Funds that have not yet been publicly released. The President and Chief Compliance Officer may approve disclosure by Schroders or STW of non-Fund portfolios other than to clients holding the portfolios and their consultants, provided they make certain determinations set forth in the Funds’ policies and procedures.

Nothing in the Funds’ policies and procedures prohibits any investment group from providing to a research service provider a coverage list that identifies securities that the investment group follows for research purposes provided that: (i) the list of securities does not consist exclusively of the current portfolio holdings of any Fund; and (ii) no information about actual holdings by any account is included.

The Board of Trustees of the Trust reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the Trust’s business. Subject to such policies as the Trustees may determine, Schroders serves as adviser to the Funds and STW, an affiliate of Schroders, serves as sub-adviser responsible for portfolio management for the Funds. Subject to the control of the Trustees, Schroders manages the Funds’ other affairs and business.

THE BOARD OF TRUSTEES

The Board of Trustees of the Trust is currently comprised of four Trustees, three of whom are not “interested persons” (as defined in the Investment Company Act) of the Trust (each, a “Disinterested Trustee”). Ms. Mazza, a Trustee who is an “interested person” (as defined in the Investment Company Act) of the Trust (an “Interested Trustee”), serves as Chairman of the Board of Trustees of the Trust. The Trustees of the Trust have not designated a lead Disinterested Trustee. A Trustee may be elected either by the Trustees of the Trust or by the shareholders of the Trust. The number of Trustees of the Trust is fixed from time to time by the Trustees but may not be less than three. Each Trustee shall serve until he or she retires, resigns, is removed or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. At any meeting called for the purpose, a Trustee may be removed by vote of the holders of two-thirds of the outstanding shares of the Trust.

The Board of Trustees of the Trust has adopted a committee structure, which allows it to perform more effectively its oversight function for the Funds. The Board of Trustees currently has two committees: the Audit Committee and the Nominating Committee. Each of those committees is currently composed of all of the Disinterested Trustees of the Trust (currently, Ms. Cannella and Messrs. Calhoun, and Gersten), allowing all the Disinterested Trustees to participate in the full range of the Board of Trustees’ oversight duties. The committees report regularly to the Board of Trustees. See “Committees of the Boards of Trustees” below for more information.

In connection with its oversight of the Trust, the Board of Trustees also oversees the Trust’s management and risk management processes. With respect to management, executive officers of the Trust, including the President and Principal Executive Officer, Treasurer and Chief Financial Officer, Chief Legal Officer, and Chief Compliance Officer, are elected by the Board of Trustees in accordance with the Trust’s by-laws, provided that the Chief Compliance Officer must be approved by a majority of the Disinterested Trustees. Each of the President, the Treasurer and the Clerk shall hold office until he or she dies, resigns, is removed or becomes disqualified and each other officer of the Trust shall hold office at the pleasure of the Trustees. The Board of Trustees may remove any officer of the Trust at any time, with or without cause, provided that a majority of the Disinterested Trustees must approve the removal of the Chief Compliance Officer. In connection with administering its oversight function with respect to risk management, the Board receives regular reports from Schroders and from executive officers of the Trust, including but not limited to the President and Principal Executive Officer, Chief Compliance Officer, Treasurer and Chief Financial Officer, and Chief Legal Officer, on a variety of matters. These reports include specific information on risk oversight by the adviser, activities of Schroders’ risk committee, activities of the fair value committee, results of operational and compliance testing on the Funds, the performance of the Funds and their use of certain instruments, including restricted and illiquid securities, derivatives, and borrowings. The Trust has determined that its leadership and committee structure is appropriate for the Funds and the Trust in light of the size of the Trust and the Schroders fund complex, and reviews the effectiveness of its committee structure at least annually.

The names, addresses and ages of the Trustees and executive officers of the Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables.

Disinterested Trustees

The following table sets forth certain information concerning Disinterested Trustees.

Name, Age and Address of Disinterested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Outside of Schroders Fund Complex
Jay S. Calhoun*, 57 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite since 2010 (Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust)	Treasurer, Carnegie Mellon University. Formerly, Managing Partner, Rysamax Partners (marketing and business development support); Senior Vice President and Treasurer, New York Life Insurance Company.	12	None

Margaret M. Cannella*, 61 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite since 2010 (Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust)	Adjunct professor, Columbia Business School. Formerly, Managing Director, JP Morgan Securities Inc.; Head, Credit Research, JP Morgan Securities Inc.; and Head, Equity Research, JP Morgan Securities Inc.	12	Wilshire Mutual Funds, Inc. (15 funds) and Wilshire Variable Insurance Trust, Inc. (9 funds)

Mark D. Gersten*, 62 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite since 2012 (Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust)	Senior Vice President — Global Fund Administration, Mutual and Alternative Funds, AllianceBernstein L.P. (investment management).	12	Two Roads Share Trust (6 funds)

*   Also serves as a member of the Audit Committees for the Trust. Mr. Gersten is the Chairman of the Audit Committees.

** Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust are considered part of the same “Fund Complex” for these purposes.

Interested Trustee

The following table sets forth certain information concerning an Interested Trustee.

Name, Age and Address of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Outside of Schroders Fund Complex
Catherine A. Mazza*, 53 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman	Indefinite since 2006 (Schroder Capital Funds (Delaware) and Schroder Series Trust) and since 2003 (Schroder Global Series Trust)	Trustee and Chairman of the Trust; Institutional Relationship Director, Schroders; Member of Board of Managers, SFA. Formerly, President and Chief Executive Officer, Schroder Capital Funds (Delaware) and Schroder Series Trust; Senior Vice President, Schroders.	12	None

* Ms. Mazza is an “interested person” (as defined in the 1940 Act) of the Trust. She is an “interested person” due to her status as an officer and employee of Schroders and its affiliates.

Experience, Qualifications, Attributes, and Skills of Trustees

Jay S. Calhoun.   Mr. Calhoun has extensive experience in investment finance and financial systems, as well as significant management experience.

Margaret M. Cannella.   Ms. Cannella has significant market analysis and research experience as well as extensive management experience.

Mark D. Gersten.  Mr. Gersten has extensive experience in the investment management industry as well as extensive management experience.

Catherine A. Mazza.  Ms. Mazza has significant prior executive experience and serves as the Institutional Relationship Director at Schroders.

Officers

The following table sets forth certain information concerning the Trust’s officers. The officers of the Trust are employees of the Trust’s adviser and certain of its affiliates.

Name, Age and Address of Officer	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Catherine A. Mazza, 53 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman	Indefinite since 2006 (Schroder Capital Funds (Delaware) and Schroder Series Trust) and since 2003 (Schroder Global Series Trust)

Trustee and Chairman of the Trust; Institutional Relationship Director, Schroders; Member of Board of Managers, SFA. Formerly, President and Chief Executive Officer, Schroder Capital Funds (Delaware) and Schroder Series Trust; Senior Vice President, Schroders.

Mark A. Hemenetz, 56 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite since May 2004	Chief Operating Officer - Americas, Schroders; Member of Board of Managers, SFA; President and Principal Executive Officer of the Trust.

Alan M. Mandel, 55 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Principal Financial and Accounting Officer	Indefinite since 1998	Head of Fund Administration, Schroders; Member of Board of Managers, SFA; Treasurer and Principal Financial and Accounting Officer of the Trust.

Carin F. Muhlbaum, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 1998	General Counsel, Schroders; Secretary and General Counsel, SFA; Vice President of the Trust; Formerly, Member of Board of Managers, SFA.

William Sauer, 49 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 2008	Head of Investor Services, Schroders; Vice President of the Trust. Formerly, Vice President, The Bank of New York.

Stephen M. DeTore, 62 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite since 2005	Chief Compliance Officer, Schroders; Chief Compliance Officer of the Trust; Member of Board of Managers, SFA.

Abby L. Ingber, 50 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary/Clerk	Indefinite Chief Legal Officer since 2006, Secretary/Clerk since 2007	Deputy General Counsel, Schroders; Chief Legal Officer and Secretary/Clerk of the Trust. Formerly, Senior Counsel, TIAA-CREF. Member of Board of Managers, SFA.

Angel Lanier, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite since 2005	Legal Assistant, Schroders; Assistant Secretary/Clerk of the Trust; Assistant Secretary, SFA.

Certain Affiliations

The following table lists the positions held by the Trust’s officers and any Interested Trustees with affiliated persons or principal underwriters of the Trust:

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Trust
Catherine A. Mazza	Trustee and Chairman of the Trust; Institutional Relationship Director, Schroders; Member of Board of Managers, SFA.
Mark A. Hemenetz	President and Principal Executive Officer of the Trust; Chief Operating Officer - Americas, Schroders; Member of Board of Managers, SFA.
Alan M. Mandel	Head of Fund Administration, Schroders; Member of Board of Managers, SFA; Treasurer & Principal Financial and Accounting Officer of the Trust.
Carin F. Muhlbaum	General Counsel, Schroders; Secretary and General Counsel, SFA; Vice President of the Trust.
William Sauer	Head of Investor Services, Schroders; Vice President of the Trust; Director, Schroder Venture Managers, Inc.
Stephen M. DeTore	Chief Compliance Officer, Schroders; Member of Board of Managers, SFA; Chief Compliance Officer of the Trust.
Abby L. Ingber	Deputy General Counsel, Schroders; Chief Legal Officer and Secretary/Clerk of the Trust; Member of Board of Managers, SFA.
Angel Lanier	Legal Assistant, Schroders; Assistant Secretary, SFA; Assistant Clerk/Secretary of the Trust.

Committees of the Board of Trustees

Audit Committee. The Board of Trustees has a separately-designated standing Audit Committee composed of all of the Disinterested Trustees of the Trust (currently, Ms. Cannella and Messrs. Calhoun, and Gersten).  The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent registered public accounting firms for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroders and their affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met three times during the fiscal year ended October 31, 2012.

Nominating Committee. All of the Disinterested Trustees (currently, Ms. Cannella and Messrs. Calhoun, and Gersten) of the Trust serve on a Nominating Committee responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created.  The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee’s criteria. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. The Nominating Committee met once during the fiscal year ended October 31, 2012.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in each Fund, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroder family of investment companies, as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
	Ranges:	Ranges:
	None	None
	$1-$10,000	$1-$10,000
	$10,001-$50,000	$10,001-$50,000
	$50,001-$100,000	$50,001-$100,000
	Over $100,000	Over $100,000
Disinterested Trustees
Jay S. Calhoun	None	$10,001-$50,000
Margaret M. Cannella	None	$10,001-$50,000
Mark D. Gersten	None	$10,001-$50,000
Interested Trustees
Catherine A. Mazza	None	Over $100,000

*For these purposes, the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust are considered part of the same “Family of Investment Companies.”

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2012:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Jay S. Calhoun	N/A	N/A	N/A	N/A	N/A
Margaret M. Cannella	N/A	N/A	N/A	N/A	N/A
Mark D. Gersten	N/A	N/A	N/A	N/A	N/A

Trustees’ Compensation

Effective January 1, 2007, Trustees who are not employees of Schroders or its affiliates received an annual retainer of $25,000 for their services as Trustees of all open-end investment companies distributed by SFA, and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. The Chairman of the Audit Committee received an additional annual retainer from the Trust of $5,000, and each member of an Audit Committee receives a fee of $1,000 from the Trust for each Audit Committee meeting attended in person or by telephone. 50% of the Trustee fees is allocated equally among the Trust, Schroder Global Series Trust, and Schroder Capital Funds (Delaware) and the remaining 50% is allocated among the Trust, Schroder Global Series Trust, and Schroder Capital Funds (Delaware) based on their respective assets. If a meeting relates only to a single fund or group of funds, payments of such meeting fees are allocated only among those funds to which the meeting relates. Effective March 5, 2013, the annual retainer increased to $35,000, and the remaining fees remained the same.

The following table sets forth approximate information regarding compensation received by Trustees from the Fund Complex for the fiscal year ended October 31, 2012. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates).

Name of Trustee	Aggregate Compensation from Schroder Series Trust	Total Compensation from Trust and Fund Complex Paid to Trustees*
Jay S. Calhoun	$21,806	$43,000
Margaret M. Cannella	$21,806	$43,000
Mark D. Gersten#	$11,208	$22,000

* The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust. The Trust, Schroder Global Series Trust, and Schroder Capital Funds (Delaware) are considered part of the same “Fund Complex” for these purposes.

# Mr. Gersten began serving as a Trustee of the Trust on March 21, 2012.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust’s Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust’s bylaws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the Trustee is an “audit committee financial expert.”  The Trust’s bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Trust’s Declaration of Trust.  The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

Schroders serves as the investment adviser for the Funds. Schroders is a wholly-owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business.  Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927.  Schroder U.S. Holdings Inc. is a wholly-owned subsidiary of Schroder International Holdings, which is a wholly-owned subsidiary of Schroder Administration Limited, which is a wholly-owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England.  Schroders plc, through certain affiliates currently engaged in the asset management business, and as of September 30, 2012, had under management assets of approximately $327 billion.  Schroders’ address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

STW, also a wholly owned subsidiary of Schroder U.S. Holdings Inc., serves as sub-adviser to the Funds.  STW’s address is 6185 Carpinteria Avenue, Carpinteria, California  93013.

SFA, the Trust’s principal underwriter, is a wholly-owned subsidiary of Schroders.  In consideration of SFA’s services, Schroders reimburses SFA for its costs and expenses in distributing the Funds’ shares and pays SFA an additional amount based on a percentage of the reimbursement (currently 5%).

PORTFOLIO MANAGERS

The portfolio managers primarily responsible for making investment decisions for the Funds at STW are: William H. Williams, Edward H. Jewett, Richard A. Rezek, Jr., Andrew B.J. Chorlton, Neil G. Sutherland, and Julio C. Bonilla.

Other Accounts Managed.  The following tables show information regarding other accounts managed by the portfolio managers of the Funds, as of October 31, 2012:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Schroder Emerging Market Equity Fund
William H. Williams
Registered Investment Companies	2	$608,000,000	None	None
Other Pooled Investment Vehicles	9	$966,000,000	None	None
Other Accounts	86	$10,383,000,000	None	None

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Edward H. Jewett
Registered Investment Companies	2	$608,000,000	None	None
Other Pooled Investment Vehicles	9	$966,000,000	None	None
Other Accounts	86	$10,383,000,000	None	None
Richard A. Rezek, Jr.
Registered Investment Companies	2	$608,000,000	None	None
Other Pooled Investment Vehicles	9	$966,000,000	None	None
Other Accounts	86	$10,383,000,000	None	None
Andrew B.J. Chorlton
Registered Investment Companies	2	$608,000,000	None	None
Other Pooled Investment Vehicles	9	$966,000,000	None	None
Other Accounts	86	$10,383,000,000	None	None
Neil G. Sutherland
Registered Investment Companies	2	$608,000,000	None	None
Other Pooled Investment Vehicles	9	$966,000,000	None	None
Other Accounts	86	$10,383,000,000	None	None
Julio C. Bonilla
Registered Investment Companies	2	$608,000,000	None	None
Other Pooled Investment Vehicles	9	$966,000,000	None	None
Other Accounts	86	$10,383,000,000	None	None

Material Conflicts of Interest.  Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts.  For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account.  In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund.  Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.  See “Brokerage Allocation and Other Practices” for more information about this process.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest.  A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.  Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures.  The Funds’ portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees.  Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash.  The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component.  Any discretionary bonus is determined by a number of factors.  At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area.  This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients.  For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and/or three year periods, the level of funds under management and the level of performance fees generated, if any.  Performance is evaluated for each quarter, year and since inception of the relevant Fund.  The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder Funds.  These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

Ownership of Securities.  As of the date of this SAI, the Fund has not yet commenced investment operations; therefore, no portfolio manager had a beneficial interest in the Fund’s shares as of such date.  William H. William beneficially owns over $1,000,000 of shares of each of the Predecessor Funds that are expected to be converted into shares of the Funds following the closing of the Fund Mergers.

MANAGEMENT CONTRACT

Management Contract.  Under the Management Contract between the Trust, on behalf of its Funds, and Schroders, Schroders, at its expense, provides each Fund with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Funds.  Schroders, at its expense, provides each Fund with management and administrative services necessary for the operation of the Fund, including preparation of shareholder reports and communications, regulatory compliance, such as reports to and filings with the SEC and state securities commissions, and general supervision of the operation of the Fund, including coordination of the services performed by the Fund’s administrator or sub-administrator, transfer agent, custodian, independent auditors, legal counsel and others.

Under the Management Contract, Schroders is required to continuously furnish each Fund with an investment program consistent with the investment objective and policies of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust and by-laws, and of the Investment Company Act, and to the Fund’s investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

As compensation for services provided to the Funds pursuant to the Management Contract, Schroders is entitled to receive from the Trust a fee, computed and paid monthly, at the annual rate (based on each Fund’s average daily net assets) of 0.33%.

In order to limit the expenses of the Investor Shares of the Funds, the Funds’ adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements for Investor Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) (collectively “excluded expenses”) from exceeding 0.46% of the Funds’ Investor Shares’ average daily net assets until November 29, 2014.  The expense limitations for the Funds may only be terminated during their term by the Board of Trustees.

Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.  Schroders pays the compensation and expenses of officers and executive employees of the Trust.  Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.  Schroders pays the Trust’s office rent.

Under the Management Contract, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations;

brokers’ commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of each Fund’s assets.  The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Management Contract provides that Schroders shall not be subject to any liability to the Trust or to any shareholder for any act or omission in connection with rendering services to that Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Management Contract may be terminated as to a Fund without penalty by vote of the Trustees, by the shareholders of that Fund, or by Schroders, on 60 days’ written notice.  The Management Contract also terminates without payment of any penalty in the event of its assignment.  In addition, the Management Contract may be amended only by a vote of the shareholders of the Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not “interested persons” of Schroders.  The Management Contract provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of the relevant Fund, and, in either case, by a majority of the Trustees who are not “interested persons” of Schroders.  In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” (as defined above in “Investment Restrictions”).

Subadvisory Agreement.

The Board of Trustees of the Trust has approved an arrangement whereby Schroders has retained STW to serve as sub-adviser to the Funds.  In connection therewith, an Investment Subadvisory Agreement between Schroders, STW and the Trust on behalf of the Funds (the “Subadvisory Agreement”) was entered into on May 3, 2013.

Under the Subadvisory Agreement, subject to the oversight of the Trustees and the direction and control of Schroders, STW is required to provide on behalf of each Fund the portfolio management services required of Schroders under each Fund’s Management Contract.  Accordingly, STW will be required to regularly provide each Fund with investment research, advice, and supervision and furnish continuously investment programs consistent with the investment objectives and policies of the Fund, and determine, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust and By-laws, and of the Investment Company Act, and to the Fund’s investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

The Subadvisory Agreement provides that STW shall not be subject to any liability to the Trust or Schroders for any mistake of judgment or in any event whatsoever in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Subadvisory Agreement relating to the Fund may be terminated with respect to the Fund without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined above) of the Fund on 60 days’ written notice to STW, (ii) by Schroders on 60 days’ written notice to STW or (iii) by STW on 60 days’ written notice to Schroders and the Trust.  The Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment.  The Subadvisory Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the Investment Company Act.

Recent Fees Paid to STW. Prior to the closing of the Fund Mergers, STW served as investment adviser to the Predecessor Funds.  For the fiscal period from October 3, 2011 (the date the Predecessor Funds commenced operations) to July 31, 2012, STW Long Duration Investment-Grade Bond and STW Broad Tax-Aware Value Bond Funds incurred $125,024 and $217,844, respectively, in contractual advisory fees. For the same period, STW waived $125,024 in fees for STW Long Duration Investment-Grade Bond Fund and $211,025 in fees for STW Broad Tax-Aware Value Bond Fund. The total fees paid (after waivers) to STW during this period was $0 for STW Long Duration Investment-Grade Bond Fund and $6,819 for STW Broad Tax-Aware Value Bond Fund.

ADMINISTRATIVE SERVICES

The Trust, on behalf of the Funds, has entered into an administration and accounting agreement with SEI Investments Global Funds Services (“SEI”), under which SEI provides administrative services necessary for the operation of each Fund, including recordkeeping, preparation of shareholder communications, assistance with regulatory compliance (such as reports to and filings with the SEC and state securities commissions), preparation and filing of tax returns, preparation of the Trust’s periodic financial reports, and certain other fund accounting services. Effective June 18, 2013, under that agreement, as amended to the date hereof, the Trust pays fees to SEI, subject to certain minimums, based on the aggregate average daily net assets of the funds of the Trust, the funds of Schroder Capital Funds (Delaware) and Schroder Global Quality Fund, a series of Schroder Global Series Trust, according to the following annual rates: 0.08% of the first $1.5 billion of such assets, 0.075% of next $1.5 billion of such assets, 0.055% of the next $2 billion of such assets, and 0.05% on assets in excess of $5 billion. Each Fund pays its pro rata portion of such expenses.  The administration and accounting agreement is terminable with respect to the Funds without penalty at any time, upon six months prior written notice. The administration and accounting agreement is terminable by either party in the case of a material breach.

Recent Administrative Fees. Pursuant to an administration agreement between The Advisors’ Inner Circle Trust II, on behalf of the Predecessor Funds, and SEI, SEI also served as administrator to the Predecessor Funds prior to the closing of the Fund Mergers.  For the fiscal period from October 3, 2011 (the date the Predecessor Funds commenced operations) to July 31, 2012, each Predecessor Fund paid $94,968 in contractual administration fees.

DISTRIBUTOR; DISTRIBUTION PLAN

Pursuant to a Distribution Agreement with the Trust, SFA (the “Distributor”), 875 Third Avenue, 22nd Floor, New York, New York 10022, serves as the distributor for the Trust’s continually offered shares.  The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement.  The Distributor is not obligated to sell any specific amount of shares of any Fund.  Please see “Schroders and its Affiliates” for ownership information regarding the Distributor.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Selection of Brokers.  Schroders, in selecting brokers to effect transactions on behalf of the Funds, seeks to obtain the best execution available.

Allocation.  Schroders may deem the purchase or sale of a security to be in the best interests of a Fund as well as other clients of Schroders.  In such cases, Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

Brokerage and Research Services.  Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions.  Schroders may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction.  Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges.  There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up.  In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Schroders places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers.  In so doing, it uses its best efforts to obtain the best execution available.  In seeking the best price and execution, Schroders considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers.  Consistent with this practice, Schroders receives research, statistical, and quotation services from many broker-dealers with which it places the Funds’ portfolio transactions.  These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities.  Some of these services are of value to

Schroders and its affiliates in advising various of their clients (including the Trusts), although not all of these services are necessarily useful and of value in managing each of the Funds.  The investment advisory fee paid by each of the Funds is not reduced because Schroders and its affiliates receive such services.

Schroders may, on behalf of a client, pay a broker or dealer that provides “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”)) to Schroders an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if Schroders determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Schroders’ overall responsibilities to the client and to other client accounts over which Schroders exercises investment discretion.

Such research services include proprietary research created internally by a broker or by a third-party provider (and made available to Schroders by a broker) such as, for example, individual stock information and research, industry and sector analysis, trend analysis and forecasting, and discussions with individual stock analysts.  In addition, a broker may accumulate credits for Schroders’ account and use them to purchase brokerage and research services at Schroders’ discretion and based on Schroders’ determination of the relative benefits of the various services available for purchase.  These arrangements are commonly known as “commission sharing arrangements.” Accordingly, Schroders’ clients may be deemed to be paying for research and these other services with commission dollars (sometimes referred to as “soft” dollars).  Research furnished by brokers or dealers or pursuant to credits accumulated at brokers or dealers through commission sharing arrangements may be used in servicing any or all of the Schroders’ clients and may be used for client accounts other than those that pay commissions to the broker or dealer providing the research.  Schroders also may receive commission credits based on certain “riskless” principal securities transactions with brokerage firms.  With respect to certain products and services used for both research/brokerage and non-research/brokerage purposes, Schroders generally allocates the costs of such products and services between their research/brokerage and non-research/brokerage uses and in most cases will use commission dollars only to pay for research-related services. Some of these services may be of value to Schroders and their affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.  The management fee paid by a Fund is not reduced because Schroders or its affiliates receive these services even though Schroders might otherwise be required to purchase some of these services for cash. Schroders’ authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

Schroders’ relationships with brokerage firms that provide research and other services to Schroders (including brokerage firms that participate in commission sharing arrangements) creates the appearance of a conflict of interest.  When Schroders uses client brokerage commissions to obtain research or other products or services, Schroders receives a benefit because it does not have to produce or pay for such research, products, or services.  As such, Schroders may have an incentive to select or recommend a broker-dealer based on Schroders’ interest in receiving the research or other products or services, rather than on Schroders’ clients’ interest in receiving most favorable execution. Client trades executed through these brokers or any other brokerage firm may not be at the lowest price otherwise available. Schroders maintains policies and procedures designed to address such conflicts and, as a policy, chooses brokers based on who will provide best execution.

Schroders maintains detailed information regarding the services and products it receives from brokers (including services and products received through commission sharing arrangements) and periodically evaluates the nature and quality of these services and products by means of a quarterly internal voting process during which the Schroders’ portfolio managers and research analysts rank brokers based on the nature and quality of the services and products they have provided.  Taking into account Schroders’ obligation to seek best execution, traders typically allocate orders and divide commissions based on such evaluations, as well as on their own quarterly review of broker-dealer capabilities.

Other Practices. Schroders and its affiliates also manage private investment companies (“hedge funds”) that are marketed to, among others, existing Schroders clients.  These hedge funds may invest in the same securities as those invested in by the Funds.  The hedge funds’ trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage.  At times, the hedge funds may be selling short securities held long in a Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Funds is determined daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

Securities for which market quotations are readily available are valued at current market value in accordance with the Trust’s valuation procedures. Securities for which current market quotations are not readily available, or for which Schroders believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, IPOs, or securities whose values may have been affected by a particular event), are valued at their fair values pursuant to procedures adopted by the Board of Trustees of the Trust.  It is possible that fair value prices will be used by a Fund to a significant extent.  The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment.

Equity securities traded on a securities exchange for which last sales information is regularly reported are generally valued at the last reported sales price on the exchange that day or, in the absence of sales that day, at the mean between the closing bid and asked prices quoted on a principal exchange for the security or from a recognized pricing service (the “mid-market price”) (Where the securities are traded on more than one exchange or in an over-the-counter market, they are valued based on quotations from the market in which the security is primarily traded.) Securities purchased in an initial public offering or in a private placement and that have not commenced trading in a secondary market are valued at cost, as long as cost is determined by Schroders’ Pricing Committee (the “Committee”) to represent fair value.  The Committee is comprised of officers of the Funds, portfolio managers of the applicable Fund, and other responsible personnel of Schroders. In the case of securities traded primarily on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), the NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors.  If the NASDAQ Official Closing Price is not available, such securities will be valued as described above for exchange-traded securities.

Market quotations are not readily available for many bonds (excluding most U.S. Treasury securities), certain preferred stocks, tax-exempt securities and certain foreign securities.  Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services.

Debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities. Such methodologies generally consider such factors as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Trust’s primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less will normally be valued at their amortized cost, which generally approximates market value.

Unlisted equity securities for which market quotations are readily available generally are valued at the most recently reported mid-market price.  Options, including options on indices, traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.  Futures are valued at the settlement price established each day by the board of exchange on which they are traded.  On days when there is excessive volume or market volatility, the settlement price may not be available at the time at which the Funds calculate their net asset values.  On such days, the best available price (which is typically the last sales price) may be used to value the Funds’ futures positions.  Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the most recently reported mid-market price.  Swaps held by the Funds are valued primarily using valuations from independent pricing services; if a swap valuation cannot be obtained from a pricing service, Schroders may value the swap based on broker quotations, or if no broker quotations are available, from the swap counterparty or by reference to daily quoted values for the indices or securities upon which the swap is valued.  In the absence of the above, the Committee will determine an appropriate method of valuation, subject to the Trust’s fair value procedures.

If a Fund’s assets are invested in one or more open-end investment management companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the value of the securities held directly by the Fund and the net asset values of the registered open-end investment management companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which these companies will use fair value pricing.  ETF shares are valued in accordance with the procedures for exchange-traded equity securities discussed above.

The values of foreign currencies, foreign securities, and of forward foreign currency contracts whose values are calculated in a foreign currency are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar based on rates provided by an independent source.  Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of a Fund’s shares even if there has not been any change in the values of such securities as quoted in such foreign currencies.

If any securities held by a Fund are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, the Committee shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts’ reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Fund’s shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange. If events materially affecting the value of such securities occur during such period, then the Committee of the Trust may consider whether it is appropriate to value these securities at their fair value.

All other securities and other property are valued based on procedures adopted by the Board of Trustees of the Trust.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of each Fund and with a share of the general liabilities of the Trust.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds have no arrangements with any person to permit frequent purchases and redemptions of the Funds’ shares.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds.  It does not address special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Funds.  You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Funds.

Taxation of the Funds.  Each Fund has elected and intends each year to qualify and be treated as a RIC under Subchapter M of the Code.  In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirements under Code section 7704(c)(2).  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.  Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends, as defined below).

If a Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below).  In addition, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain substantial distributions before requalifying as a RIC that is afforded special tax treatment.

If a Fund fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year (to the extent not treated as previously distributed for this purpose), the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.  For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.  A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.  Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income.  Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.  If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses.  This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.  Further, because a Fund must apply post-2010 losses first against gains of the same character, the use of such losses may well result in larger distributions of short-term gains to shareholders (taxable to individual shareholders as ordinary income) than would have resulted under the regime applicable to pre-2011 losses.

See the Funds’ most recent annual shareholder reports for the Funds’ available capital loss carryovers as of the end of their most recently ended fiscal year.

Distributions.  For federal income tax purposes, distributions of investment income are generally taxed to shareholders as ordinary income.  Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund has held or is deemed to have held for more than one year and that are properly reported by a Fund as capital gain dividends (“capital-gain dividends”) will be treated as long-term capital gains includible in a shareholder’s net capital gain and taxed to individuals at reduced rates.  Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that a Fund owned or is deemed to have owned for one year or less will be taxable as ordinary income.

Distributions of investments reported by the Funds as derived from “qualified dividend income” will be taxed in the hands of the individuals at the rates applicable to net capital gain, if certain holding period and other requirements are met at both the shareholder and the Fund level.  The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Funds will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Funds from domestic corporations for the taxable year, if certain holding period and other requirements are met at both the shareholder and the Fund level.  The Funds generally do not expect that a significant portion of their distributions will be eligible for the corporate dividends-received deduction.

Effective for taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules.  The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance.  For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares.  Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities if temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Return of capital distributions.  If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains.  Such realized income and gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Transactions in Fund shares.  The sale, exchange or redemption of Fund shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  All or a portion of any loss realized upon a taxable disposition of Fund shares will generally be disallowed if other shares of the same Fund are purchased, including by means of a dividend reinvestment, within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption. sale, or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged.  See each Fund’s Prospectus for more information.

Shares purchased through tax-qualified plans.  Special tax rules apply to investments though defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation.

Foreign investments.  With respect to investment income and gains received by a Fund from sources within foreign countries, such income and gains may be subject to foreign taxes that are withheld at the source, thereby reducing the yield on those investments.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.  The Funds do not expect to be eligible to elect to pass through such taxes to shareholders, and therefore do not expect that Fund shareholders will be entitled to claim a credit or deduction for such taxes.

Passive Foreign Investment Companies.  Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company.  This tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may elect to avoid the imposition of that tax by electing to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.  A Fund may also make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.  Making either of these elections may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs are not eligible to be treated as qualified dividend income. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. As noted earlier, dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Derivative transactions.  If a Fund engages in derivative transactions, including transactions in options, forward or futures contracts, straddles, swaps, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including notional principal contracts, constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of a Fund’s investments in derivative instruments, and any of a Fund’s hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any).  If there are differences between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders.  If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.  If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

The tax treatment of certain contracts (including regulated futures contracts) entered into by a Fund and non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”).  Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character.  Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Securities Issued or Purchased at a Discount.  Some debt obligations (and all zero-coupon debt obligations) with a fixed maturity date of more than one year from the date of issuance will be treated as debt obligations that are issued originally at a discount.  Generally, the amount of the OID is treated as interest income and is included in a Fund’s income (and required to be distributed by a Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.”  Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”).  Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price).  A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so.  A Fund may realize gains or losses from such liquidations.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain dividend than they would in the absence of such transactions.

Securities Issued or Purchased at a Premium.  Very generally, where a Fund purchases a bond at a price that exceeds the stated principal amount (i.e., a premium), the premium is amortizable over the remaining term of the bond.  In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any premium not previously deducted.  In the case of a tax-exempt bond, tax rules require such a Fund to reduce its tax basis by the amount of amortizable premium.

At-risk or Defaulted Securities.  Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Mortgage-Related Investments.  The Funds may hold, directly or indirectly, residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”).  Under IRS guidance issued in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.  As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.  A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders. Under current law, a Fund generally serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.”  Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate.  It is unclear how applicable this IRS guidance remains in light of the December 2006 legislation. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.  CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Backup withholding. A Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements.  Foreign investors in a Fund should consult their tax advisers in this regard.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax shelter reporting regulations.  Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file a disclosure statement on Form 8886 with the IRS.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders.  Distributions properly reported as capital gain dividends generally will not be subject to withholding of federal income tax.  Absent a specific statutory exemption, dividends (other than capital gain dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.  For distributions with respect to taxable years of a Fund beginning before January 1, 2014, a Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders (a “short-term capital gain dividend”). Depending on the circumstances, a Fund is permitted to report such parts of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.  The exemption from withholding for interest-related dividends and short-term capital gain dividends will expire for distributions with respect to taxable years of the Funds beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to payment.  Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the capital gain dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund. On and after January 1, 2014, the “look-through” USRPI treatment described above for distributions by the Fund (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Shareholder Reporting of Foreign Financial Assets. Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act” (“FATCA”) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons.  Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014.  Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Pursuant to this guidance, distributions made by a Fund to a shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to foreign persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends, as described above), will be withholdable payments subject to withholding.  Payments to shareholders will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications, waivers or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners.  In general, it is expected that a shareholder that is a U.S. person or non-U.S. individual will be able to avoid being withheld upon by timely providing a Fund with a valid IRS Form W-9 or W-8, respectively.  Subject to any applicable intergovernmental agreement, payments to a shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides a Fund with appropriate certifications or other documentation concerning its status.

A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, including current or future Treasury regulations or IRS guidance issued thereunder , in each case as modified by any applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA and improve international tax compliance.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation.  Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

PRINCIPAL HOLDERS OF SECURITIES

As of June 1, 2013, Schroders owned all of the outstanding voting securities of the Funds and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.

To the knowledge of the Trust, as of June 1, 2013, the Trustees of the Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Funds.

CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is the custodian of the assets of the Funds.  The custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments.  The custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell.

LINE OF CREDIT

The Funds entered into a Credit Agreement dated October 6, 2008, as amended September 23, 2009, October 6, 2010, October 29, 2010, September 30, 2011, and September 30, 2012, with JPMorgan Chase Bank, N.A., as administrative agent, for up to $25 million in a revolving line of credit (the “Line of Credit”).  Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes consistent with the investment objectives and fundamental investment restrictions of the borrower, or to finance the redemption of the shares of a shareholder of the borrowing Fund.  It is possible that a Fund may wish to borrow money under the Line of Credit but may not be able to do so.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the Trust’s registrar, transfer agent, and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, provides audit services and tax return preparation services. Its address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.

The financial statements that are included in the Predecessor Funds’ 2012 Annual Report to shareholders have been audited by Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, PA 19103, and, together with the related reports of the independent registered public accounting firm and the unaudited financial statements included in the Predecessor Funds’ 2013 Semi-Annual Report to shareholders, are incorporated by reference into this SAI.  The audited financial statements incorporated by reference into this SAI have been so incorporated in reliance upon the report of Ernst & Young LLP, given on their authority as experts in accounting and auditing.

CODE OF ETHICS

Schroders, SFA, the Trust’s distributor, and STW. have each adopted a Code of Ethics, and the Trust has adopted a combined Code of Ethics as amended from time to time, pursuant to the requirements of Rule 17j-1 of the Investment Company Act.  Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds.  The Codes of Ethics have been filed as exhibits to the Trust’s Registration Statement.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated authority and responsibility to vote any proxies relating to voting securities held by the Funds to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures.  A copy of Schroders’ proxy voting policies and procedures is attached as Appendix B to this SAI.  Information regarding how Schroders voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, through the Schroder Funds’ website at www.schroderfunds.com or by calling (800) 464-3108 and on the SEC website at http://www.sec.gov.

LEGAL COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees.  The Trust’s Declaration of Trust provides for indemnification out of the relevant Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of such Fund.  Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

APPENDIX A

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS

OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.’s (“Schroders”) policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940.  Specifically, Rule 206(4)-6 requires that Schroders:

•                  Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

•                  Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder U.S. Mutual Funds (the “Funds”):

•                  Disclose their proxy voting policies and procedures in their registration statements and

•                  Annually, file with the SEC and make available to shareholders their actual proxy voting.

(a)                                 Proxy Voting General Principles

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

Proxy Committee

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy.  The Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders’ Global Corporate Governance Team (the “Team”) is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the U.S. small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global Corporate Governance Policy (the “Policy”), as revised from time to time.  The Policy, which has been developed by Schroders’ Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders’ positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies.  ISS provides proxy research, voting and vote-reporting services. ISS’s primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS’s and others’ recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders’ clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

•                  Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

•                  A proponent of a proxy proposal has a client relationship with Schroders;

•                  A proponent of a proxy proposal has a business relationship with Schroders;

•                  Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Team will determine whether a proposal is material as follows:

•                  Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material.  For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•                  Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question.  For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows:

A.                                    If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

B.                                    If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

C.                                    If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders’ own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

D.                                    If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders must take one of the following actions in voting such proxy:  (a) vote in accordance with ISS’ recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the rationale of such vote will be memorialized in writing).  Where the director of a company is also a director of Schroders plc, Schroders will vote in accordance with ISS’ recommendation.

Record of Proxy Voting

The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information.  In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4:

For each matter on which a fund is entitled to vote:

•                  Name of the issuer of the security;

•                  Exchange ticker symbol;

•                  CUSIP number, if available;

•                  Shareholder meeting date;

•                  Brief summary of the matter voted upon;

•                  Source of the proposal, i.e., issuer or shareholder;

•                  Whether the fund voted on the matter;

•                  How the fund voted; and

•                  Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds’ actual proxy voting record.  If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

APPENDIX B

LONG-TERM AND SHORT-TERM DEBT RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

Aaa                          Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa                                Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A                                       Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa                         Obligations rated Baa are subject to moderate credit risk.  They are considered medium grade and as such may possess certain speculative characteristics.

Ba                                Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B                                       Obligations rated B are considered speculative and are subject to high credit risk.

Caa                         Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca                                Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C                                       Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Rating Refinements: Moody’s may apply numerical modifiers, “1”, “2”, and “3” in each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid range ranking; and a modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Debt Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Such obligations generally have an original maturity not exceeding thirteen months.  Moody’s employs the following four designations to indicate the relative repayment capacity of rated issuers:  “Prime-1”, “Prime-2”, “Prime-3”, and “Not Prime”.

Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations. Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.  Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations. Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

Standard & Poor’s Rating Services (“Standard & Poor’s”)

Long-Term Issue Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings are based, in varying degrees, on the following considerations: (i) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (ii) nature of and provisions of the obligation; (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

“AAA”         An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”                  An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”                           An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”         An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”                  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”                           An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”         An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”                  An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

“C”                           A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D”                           An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Standard & Poor’s description of its three highest short-term debt ratings:

A-1                            A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2                            A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3                            A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch Investors Service, Inc. (“Fitch”)

Long-Term Ratings

AAA: ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Default is a real possibility.

CC: Default of some kind appears probable.

C: Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D:  ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

Short-Term Ratings

Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s description of its three highest short-term debt ratings:

F1                                  Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2                                  Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

F3                                  Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

SAI-FIXEDINC

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

(a) Agreement and Declaration of Trust (see Note 1).

(b) Third Amended Bylaws of the Registrant (see Note 12).

(c)

(i) Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights (see Note 1).

(ii) Portions of Bylaws Relating to Shareholders’ Rights (see Note 1).

(d)

(i)  Management Contract between the Trust, on behalf of Schroder Municipal Bond Fund, Schroder Short-Term Municipal Bond Fund, Schroder Fixed Income Fund (now known as Schroder Total Return Fixed Income Fund), and Schroder Investment Management North America Inc. (“Schroders”) dated as of December 9, 2003 (see Note 12).

(ii)  Form of Amendment to the Management Contract between the Trust, on behalf of Schroder Municipal Bond Fund, Schroder Short-Term Municipal Bond Fund and Schroder U.S. Core Fixed Income Fund (now known as Schroder Total Return Fixed Income Fund), and Schroders (see Note 11).

(iii) Management Contract between the Trust, on behalf of Schroder Global Equity Yield Fund, Schroder Global Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Strategic Bond Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroders (see Note 16).

(iv) Investment Subadvisory Agreement between the Trust, on behalf of Schroder Global Equity Yield Fund, Schroder Global Opportunities Fund, Schroder Emerging Market Equity Fund, and Schroder Strategic Bond Fund, Schroders, and Schroder Investment Management North America Limited (“SIMNA Ltd.”) (see Note 17).

(v) Investment Subadvisory Agreement between the Trust, on behalf of Schroder International Diversified Value Fund (now known as Schroder International Multi-Cap Value Fund), Schroders, and SIMNA Ltd. (see Note 20).

(vi)  Management Contract between the Trust, on behalf of Schroder Absolute Return EMD and Currency Fund, and Schroders (see Note 28).

(vii) Investment Subadvisory Agreement between the Trust, relating to Schroder Absolute Return EMD and Currency Fund, Schroders and SIMNA Ltd.  (see Note 28).

(viii) Amendment to Investment Subadvisory Agreements between the Trust, Schroders, and SIMNA Ltd. relating to Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, and Schroder Absolute Return EMD and Currency Fund (see Note 31).

(ix) First Amended and Restated Management Contract between the Trust, on behalf of Schroder International Multi-Cap Value Fund, and Schroders (see Note 31).

(x) Form of Management Contract between the Trust, on behalf of Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund, and Schroders. Filed herewith.

(xi) Form of Investment Subadvisory Agreement between the Trust, on behalf of Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund, Schroders and STW Fixed Income Management LLC (“STW”). Filed herewith.

(xii)  Management Contract between the Trust, on behalf of Schroder Emerging Markets Multi-Cap Equity Fund and Schroder Emerging Markets Multi-Sector Bond Fund, and Schroder Investment Management North America Inc.  To be filed by amendment.

(xiii) Investment Subadvisory Agreement between the Trust, on behalf of Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd.  To be filed by amendment.

(e) Distribution Agreement dated September 15, 1999 (see Note 3).

(f) Not applicable.

(g)

(i) Global Custody Agreement between the Trust and The Chase Manhattan Bank dated as of December 9, 2003 (“Global Custody Agreement”) (see Note 5).

(ii) Amendment to Custody Agreement between the Trust and JPMorgan Chase Bank, NA (formerly, The Chase Manhattan Bank) dated October 26, 2005 (see Note 15).

(iii) Seventh Amended and Restated Exhibit B to Global Custody Agreement between the Trust and JP Morgan Chase Bank, NA (see Note 28).

(iv) Form of Eighth Amended and Restated Exhibit B to Global Custody Agreement between the Trust and JP Morgan Chase Bank, NA.  Filed herewith.

(h)

(i) Transfer Agent and Service Agreement (see Note 1).

(ii) Form of Delegation Amendment to Transfer Agent and Service Agreement dated as of July 24, 2002 (see Note 6).

(iii) Amendment to Transfer Agent and Service Agreement, dated December 31, 2003 (see Note 12).

(iv) Form of Letter to State Street Bank and Trust, as Transfer Agent, relating to Schroder Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund and Schroder Fixed Income Fund) (see Note 11).

(v) Amendment to Transfer Agent and Service Agreement between State Street Bank and Trust Company and the Trust dated September 1, 2006 (see Note 21).

(vi) Form of Letter to State Street Bank and Trust, as Transfer Agent, relating to Schroder Global Equity Yield Fund, Schroder Global Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Strategic Bond Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund (see Note 15).

(vii) Letter to State Street Bank and Trust, as Transfer Agent, relating to Schroder International Diversified Value Fund (now known as Schroder International Multi-Cap Value Fund) (see Note 20).

(viii) Amended and Restated Exhibit A to Transfer Agency Agreement between the Trust and State Street Bank and Trust Company dated July 22, 2008 (see Note 24).

(ix) Amendment to Transfer Agency Agreement between the Trust and State Street Bank and Trust Company dated September 1, 2009 (see Note 25).

(x) Amendment to Transfer Agency and Service Agreement between State Street Bank and Trust Company and the Trust dated September 20, 2011 (see Note 28).

(xi) Amendment to Transfer Agency and Service Agreements between State Street Bank and Trust Company, the Trust, Schroder Global Series Trust, and Schroder Capital Funds (Delaware), dated January 16, 2013 (See Note 32).

(xii) Form of Amendment to Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company.  Filed herewith.

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(xiii) Administration and Accounting Agreement among the Trust and SEI Investments Global Fund Services (“SEI”) dated as of October 8, 2001 (“SEI Administration Agreement”) (see Note 5).

(xiv)  Amendment No. 1 to the SEI Administration Agreement (see Note 12).

(xv) Form of Amendment No. 2 to the SEI Administration Agreement (see Note 10).

(xvi) Form of Amendment No. 4 to the SEI Administration Agreement (see Note 16).

(xvii) Amendment No. 5 to the SEI Administration Agreement (see Note 20).

(xviii) Amendment No. 6 to the SEI Administration Agreement (see Note 22).

(xix) Amendment No. 7 to the Administration and Accounting Agreement among the Trust and SEI dated June 1, 2008 (see Note 24).

(xx) Amendment No. 8 to the Administration and Accounting Agreement among the Trust and SEI dated November 1, 2010 (see Note 27).

(xxi) Amendment No. 9 to the Administration and Accounting Agreement between the Trust and SEI (see Note 28).

(xxii) Form of Amendment No. 10 to the Administration and Accounting Agreement between the Trust and SEI.  Filed herewith.

(xxiii) Fee Waiver and Expense Limitation Agreement between Schroders and the Trust relating to Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder Total Return Fixed Income Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund, effective March 1, 2013 through February 28, 2014 (see Note 31).

(xxiv) Form of Fee Waiver and Expense Limitation Agreement between Schroders and the Trust relating to Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund. Filed herewith.

(xxv) Form of Credit Agreement between the Trust and JPMorgan Chase Bank, N.A. dated as of October 6, 2008 (see Note 24).

(xxvi) Amendment No. 1 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A. dated as of September 23, 2009 (see Note 26).

(xxvii) Amendment No. 2 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A. dated as of October 29, 2010 (see Note 27).

(xxviii) Amendment No. 3 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A. effective as of October 4, 2010 (see Note 27).

(xxix) Amendment No. 4 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A. relating to Schroder Absolute Return EMD and Currency Fund (see Note 28).

(xxx) Form of Amendment No. 5 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A. (see Note 31).

(xxxi) Form of Amendment No. 6 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A. Filed herewith.

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(i)

(i) Opinion of Ropes & Gray LLP (see Note 3).

(ii) Opinion of Ropes & Gray LLP relating to Schroder Municipal Bond Fund, Schroder Short-Term Municipal Bond Fund and Schroder Total Return Fixed Income Fund (formerly, U.S. Core Fixed Income Fund and Schroder Fixed Income Fund) (see Note 8).

(iii) Opinion of Ropes & Gray LLP relating to Schroder Global Equity Yield Fund, Schroder Global Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Strategic Bond Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund (see Note 15).

(iv) Opinion of Ropes & Gray LLP relating to Schroder International Diversified Value Fund (now known as Schroder International Multi-Cap Value Fund) (see Note 20).

(v) Opinion of Ropes & Gray LLP relating to Schroder Absolute Return EMD and Currency Fund (see Note 28).

(vi) Opinion of Ropes & Gray LLP relating to Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund.  Filed herewith.

(vii) Opinion of Ropes & Gray LLP relating to Schroder Emerging Markets Multi-Cap Equity Fund and Schroder Emerging Markets Multi-Sector Bond Fund.  To be filed by amendment.

(j)

(i) Consent of PricewaterhouseCoopers LLP (see Note 31).

(ii) Consent of Ernst & Young LLP.  Filed herewith.

(k) Not applicable.

(l) Initial Capital Agreement (see Note 1).

(m)

(i) Distribution Plan and Agreement for Advisor Shares (see Note 8).

(ii) Distribution Plan and Agreement for Advisor Shares of Schroder Municipal Bond Fund, Schroder Short-Term Municipal Bond Fund, and Schroder Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund and Schroder Fixed Income Fund) (see Note 16).

(iii) Form of Distribution Plan and Agreement for Advisor Shares of Schroder Global Equity Yield Fund, Schroder Global Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Strategic Bond Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund (see Note 16).

(iv) Form of Distribution Plan and Agreement for Advisor Shares of Schroder International Diversified Value Fund (now known as Schroder International Multi-Cap Value Fund) (see Note 20).

(v) Distribution Plan for Advisor Shares of Schroder Absolute Return EMD and Currency Fund (see Note 28).

(n)

(i) Fifth Amended and Restated Multiclass (Rule 18f-3) Plan (see Note 28).

(o) Reserved.

(p)

(i) Code of Ethics for Schroders and Schroder Fund Advisors LLC.  Filed herewith.

4

(ii) Amended Code of Ethics of the Trust (see Note 13).

(iii) Code of Ethics of SIMNA Ltd. (see Note 31).

(q)

(i) Power of Attorney for Mark A. Hemenetz, Alan M. Mandel, and Catherine A. Mazza. (see Note 21).

(ii) Power of Attorney for Jay S. Calhoun and Margaret M. Cannella (see Note 27).

(iii) Power of Attorney for Mark D. Gersten (see Note 31).

Notes:

1.	Exhibit incorporated by reference to Post-Effective Amendment No. 11 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 25, 1999, accession number 0000950135-97-000990.

2.	Exhibit incorporated by reference to Post-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on April 14, 1997, accession number 0000950135-97-012780.

3.	Exhibit incorporated by reference to Post-Effective Amendment No. 12 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 29, 2000, accession number 0000912057-009075.

4.	Exhibit incorporated by reference to Post-Effective Amendment No. 14 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 28, 2001, accession number 0000912057-01-006924.

5.	Exhibit incorporated by reference to Post-Effective Amendment No. 15 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on January 29, 2002, accession number 0000950136-02-000240.

6.	Exhibit incorporated by reference to Post-Effective Amendment No. 16 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 28, 2003, accession number 0000950136-03-000458.

7.	Exhibit incorporated by reference to Post-Effective Amendment No. 17 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on October 17, 2003, accession number 0000950136-03-002563.

8.	Exhibit incorporated by reference to Post-Effective Amendment No. 18 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on December 31, 2003, accession number 0000950136-03-003240.

9.	Exhibit incorporated by reference to Post-Effective Amendment No. 19 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 27, 2004, accession number 0000950136-04-000603.

10.	Exhibit incorporated by reference to Post-Effective Amendment No. 20 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on October 13, 2004, accession number 0000950136-04-003374.

11.	Exhibit incorporated by reference to Post-Effective Amendment No. 22 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on October 29, 2004, accession number 0000950136-04-003635.

12.	Exhibit incorporated by reference to Post-Effective Amendment No. 23 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on December 22, 2004, accession number 0000950136-04-004510.

13.	Exhibit incorporated by reference to Post-Effective Amendment No. 24 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 25, 2005, accession number 0000950136-05-001049.

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14.	Exhibit incorporated by reference to Post-Effective Amendment No. 25 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on April 20, 2005, accession number 0000950136-05-002183.

15.	Exhibit incorporated by reference to Post-Effective Amendment No. 26 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on January 11, 2006, accession number 0000950136-06-000150.

16.	Exhibit incorporated by reference to Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 28, 2006, accession number 0000950136-06-001487.

17.	Exhibit incorporated by reference to Post-Effective Amendment No. 28 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on March 30, 2006, accession number 0000950136-06-002515.

18.	Exhibit incorporated by reference to Post-Effective Amendment No. 31 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on July 21, 2006, accession number 0000950136-06-005905.

19.	Exhibit incorporated by reference to Post-Effective Amendment No. 33 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on August 29, 2006, accession number 0000950136-06-007132.

20.	Exhibit incorporated by reference to Post-Effective Amendment No. 34 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on August 29, 2006, accession number 0000950136-06-007357.

21.	Exhibit incorporated by reference to Post-Effective Amendment No. 37 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 28, 2007, accession number 0000950136-07-001245.

22.	Exhibit incorporated by reference to Post-Effective Amendment No. 48 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on December 19, 2007, accession number 0000950136-07-008455.

23.	Exhibit incorporated by reference to Post-Effective Amendment No. 50 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 29, 2008, accession number 0000950136-08-001035.

24.	Exhibit incorporated by reference to Post-Effective Amendment No. 51 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 27, 2009, accession number 0000950123-09-003702.

25.	Exhibit incorporated by reference to Post-Effective Amendment No. 52 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on December 31, 2009, accession number 0000950123-09-074524.

26.	Exhibit incorporated by reference to Post-Effective Amendment No. 53 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 26, 2010, accession number 0000950123-10-018401.

27.	Exhibit incorporated by reference to Post-Effective Amendment No. 54 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 28, 2011, accession number 0001104659-11-011014.

28.	Exhibit incorporated by reference to Post-Effective Amendment No. 58 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on December 14, 2011, accession number 0001104659-11-069453.

30.	Exhibit incorporated by reference to Post-Effective Amendment No. 60 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 29, 2012, accession number 0001104659-12-014531.

31.	Exhibit incorporated by reference to Post-Effective Amendment No. 62 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 28, 2013, accession number 0001104659-13-016041.

32.	Exhibit incorporated by reference to Post-Effective Amendment No. 65 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on April 11, 2013, accession number 0001104659-13-028731.

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ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS

None.

ITEM 30. INDEMNIFICATION

Article VIII of the Registrant’s Agreement and Declaration of Trust provides as follows:

SECTION 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or (b) to be liable to the Trust or it’s Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees’ then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

SECTION 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts as opposed to a full trial type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery, from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust of its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s Office.

SECTION 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include

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such person’s heirs, executors and administrators, and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Article 12 of the Registrant’s Amended Bylaws provides as follows:

12.1 EFFECT OF AUDIT COMMITTEE FINANCIAL EXPERT DESIGNATION. The conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, neither the determination that a Trustee is an “audit committee financial expert” nor the knowledge, experience or other qualifications underlying such a determination shall result in that Trustee being held to a standard of care that is higher than the standard that would be applicable in the absence of such a determination or such knowledge, experience or qualification, nor shall such a determination or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would obtain in the absence of such a determination or such knowledge, experience or qualification. Any determination of whether a Trustee has complied with any applicable standard of care, including without limitation any standard of care set out in any constituent document of the Trust, and any determination of whether a Trustee shall be entitled to indemnification pursuant to any provision of the Declaration of Trust or these Bylaws, shall be made in light of and based upon the provisions of this paragraph, and any person serving as Trustee, whether at the date of adoption of this paragraph as a Bylaw or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal.

12.2. MANDATORY INDEMNIFICATION OF TRUSTEES. The Trust shall to the fullest extent legally permissible indemnify each person who is or was a Trustee against all liabilities, costs and expenses reasonably incurred by such person in connection with or resulting from any action, suit or proceeding, whether civil, criminal, administrative or investigative, brought by any governmental or self-regulatory authority, including without limitation any formal or informal investigation into possible violations of law or regulation initiated by any governmental body or self-regulatory authority, in which such person may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of he or she having been a Trustee, or by reason of any action taken or not taken in such capacity, except to the extent prohibited by the Declaration of Trust. Any person serving as Trustee, whether at the date of adoption of this paragraph as a Bylaw or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal or any proceeding related to any period prior to such amendment or removal.

Reference is made to the Trust’s Distribution Agreement which contains provisions for the indemnification by Schroder Fund Advisors LLC of the Registrant and Trustees and officers of the Registrant under certain circumstances. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees and officers of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee or officer of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)  Schroder Investment Management North America Inc. The directors and officers of the Registrant’s investment adviser, Schroder Investment Management North America Inc. (“Schroders”), have been engaged during the past two fiscal years in no business, vocation, or employment of a substantial nature other than as directors, officers, or employees of the investment adviser or certain of its corporate affiliates.

The address of Schroders, Schroder Fund Advisors LLC, and STW Fixed Income Management LLC is 875 Third Avenue, 22nd Floor, New York, NY 10022. The addresses of certain corporate affiliates of Schroders are as follows: Schroder Investment Management North America Limited, Schroder Ltd., and Schroders plc. are located at 31 Gresham St., London EC2V 7QA, United Kingdom. Each of Schroder Investment Management Limited, Schroder Investment Management (UK) Limited, Schroder Investment Management (Europe), Korea Schroder Fund Management Limited and Schroder Personal Investment Management, is located at 33 Gutter Lane, London EC2V 8AS United Kingdom. Schroder Investment Management (Singapore) Limited is located at 65 Chulia Street, #46-00, OCBC Centre, Singapore, 049513. Schroder Investment Management (Hong Kong) Limited is located at Suites 3301, Level 33, Two Pacific Place, 88 Queensway, Hong Kong. Schroder Investment Management (Australasia) Limited is located at Level 20, Angel Place, 123 Pitt Street, Sydney, NSW 2000, Australia. PT Schroder Investment Management Indonesia is located at Jakarta Stock Exchange Building, Tower 2, 31st floor, Jl. Jend. Sudirman Kav. 52-53 Jakarta 12190, Indonesia. Schroders (C.I.) Limited is located at PO Box 334, Regency Court, Glategny Esplanade, St. Peter Port, Guernsey, GY1 3UF, Channel Islands. Schroder Properties Limited is located at Senator House, 85 Queen Victoria Street, London EC4V 4EJ, United Kingdom.

(b) Schroder Investment Management North America Limited. The directors and officers of Schroder Investment Management North America Limited (“SIMNA Ltd.”) have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors, officers or employees of SIMNA Ltd. or certain of its corporate affiliates.

The address of SIMNA Ltd. is 31 Gresham St., London EC2V 7QA, United Kingdom.

(c) STW Fixed Income Management LLC (“STW”). The information listed below is for the years ended July 31, 2011 and 2012.

NAME AND POSITION WITH INVESTMENT ADVISER	NAME AND PRINCIPAL BUSINESS ADDRESS OF OTHER COMPANY	CONNECTION WITH OTHER COMPANY

William H. Williams, Principal, Chief Executive Officer and Chief Investment Officer	Bermuda Institute of Ocean Sciences (BIOS), Inc. 17 Biological Station Ferry Reach St George’s GE 01 Bermuda	Trustee

	The Centre on Philanthropy Sterling House 16 Wesley Street Hamilton Bermuda	Member of Advisory Board

	Sage Ltd. c/o Clarendon House 2 Church Street Hamilton HM 11 Bermuda	Sole Owner and Investor

The address of STW is 875 Third Avenue, 22nd Floor, New York, NY 10022.

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Schroder Fund Advisors LLC currently acts as the principal underwriter for each series of Registrant, each series of Schroder Capital Funds (Delaware) and each series of Schroder Global Series Trust.

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(b) The directors and officers of the Registrant’s principal underwriter are as follows:

Name and Principal	Position and Office
Business Address*	with Underwriter	Position and Office with the Trust
Catherine A. Mazza	Manager	Trustee and Chairman

Mark A. Hemenetz	Manager and Chairman	President and Principal Executive Officer

Alan M. Mandel	Manager	Treasurer & Principal Financial and Accounting Officer

Carin F. Muhlbaum	Secretary	Vice President

Stephen DeTore	Manager and Chief Compliance Officer	Chief Compliance Officer

William MacCarter Sims	Manager and President	None

Shaun Levesque	Manager	None

Robert Fortino	Chief Financial Officer and Financial Operations Principal	None

Angel Lanier	Assistant Secretary	Assistant Clerk

Abby Ingber	Manager	Chief Legal Officer and Clerk

*	The principal business address of each individual listed above is 875 Third Avenue, 22nd Floor, New York, New York 10022.

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

Persons maintaining physical possession of accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant’s Vice President, Carin F. Muhlbaum; Registrant’s Clerk, Abby Ingber; Registrant’s investment adviser, Schroder Investment Management North America Inc.; Registrant’s custodian, J.P. Morgan Chase Bank; and Registrant’s transfer agent and registrar, Boston Financial Data Services, Inc. The address of the Vice President, Clerk and investment adviser is 875 Third Avenue, 22nd Floor, New York, New York 10022.

The address of the custodian is 270 Park Avenue, New York, New York 10017. The address of the transfer agent and registrar is 2000 Crown Colony Drive, Quincy, Massachusetts 02169.

ITEM 34. MANAGEMENT SERVICES

None.

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ITEM 35. UNDERTAKINGS

(a) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant’s outstanding shares of beneficial interest, to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist, in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

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NOTICE

A copy of the Agreement and Declaration of Trust of Schroder Series Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized,  in the City of New York and the State of New York, on this 20th day of June, 2013.

SCHRODER SERIES TRUST

By:	/s/ Mark A. Hemenetz
	Name:	Mark A. Hemenetz
	Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on June 20, 2013.

Principal Executive Officer

By:	/s/ Mark A. Hemenetz
	Name:	Mark A. Hemenetz
	Title:	President and Principal Executive Officer

Principal Financial and Accounting Officer

By:	/s/ Alan M. Mandel
	Name:	Alan M. Mandel
	Title:	Treasurer & Principal Financial and Accounting Officer

*Jay S. Calhoun, Trustee

*Margaret M. Cannella, Trustee

*Mark D. Gersten, Trustee

*Catherine A. Mazza, Trustee

By:	/s/ Alan M. Mandel
Alan M. Mandel, Attorney-in-Fact*

*	Pursuant to powers of attorney previously filed as exhibits to this Registration Statement.

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EXHIBIT INDEX

Exhibit	Index

(d)(x)	Form of Management Contract between the Trust, on behalf of Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund, and Schroders.

(d)(xi)

Form of Investment Subadvisory Agreement between the Trust, on behalf of Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund, Schroders and STW Fixed Income Management LLC.

(g)(iv)	Form of Eighth Amended and Restated Exhibit B to Global Custody Agreement between the Trust and JP Morgan Chase Bank, NA.

(h)(xii)	Form of Amendment to Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company.

(h)(xxii)	Form of Amendment No. 10 to the Administration and Accounting Agreement between the Trust and SEI.

(h)(xxiv)	Form of Fee Waiver and Expense Limitation Agreement between Schroders and the Trust relating to Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund.

(h)(xxxi)	Form of Amendment No. 6 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A.

(i)(vi)	Opinion of Ropes & Gray LLP relating to Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund.

(j)(ii)	Consent of Ernst & Young LLP.

(p)(i)	Code of Ethics for Schroders and Schroder Fund Advisors LLC.

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